UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

December 31, 2006

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Maturing Government Bond 2006 Portfolio

Maturing Government Bond 2010 Portfolio

Money Market

Money Market Portfolio

Variable Life Insurance*

Variable Adjustable Life

Variable Adjustable Life-Second Death

Variable Adjustable Life-Horizon

Variable Adjustable Life-Summit

Variable Adjustable Life-Survivor

Variable Annuities*

MultiOption® Legend

MultiOption® Advisor B, C, L

MultiOption® Achiever

MultiOption® Classic

MultiOption® Select

MultiOption® Single

MultiOption® Flexible

Megannuity

University of Minnesota MultiOption® Annuity

Adjustable Income Annuity

FlexAnnuity Plus

InvestAnnuity Plus

Individual Accumulation Annuity

Group Accumulation Annuity

Group Variable Life*

Variable Group Universal Life

*Securities offered through Securian Financial Services, Inc.
Member NASD/SIPC

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Variable Products

How to Use this Report

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 24.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses—whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

Portfolio Total Return

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolios do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolios' shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President

Dear Shareholder:

The economy ended the year with a modestly upbeat performance, and 2006 finished as the year of the "just right" economy. Both growth and inflation ran at "not too hot, not too cold" levels. The falloff in the housing market appeared to be relatively contained. With the economy cruising over one bump after another, the Federal Reserve Board remained on standby for a good part of year, holding short-term rates at 5.25 percent for a fourth consecutive session.

In the investment markets, money aggressively pursued assets, with few concerns about risk. A wealth of debt and capital in search of opportunities pushed up the price of stocks, bought up commercial real estate and spurred mergers and acquisitions, including leveraged buyouts.

Equities enjoyed solid performance in 2006, as all sectors of the market provided strong returns to their investors. The dividend-adjusted Standard & Poor's 500 Index finished up 15.79 percent for the year. The Russell 2000 Index of small company stocks rose 18.37 percent in 2006 and the Standard & Poor's MidCap 400 Index returned 10.32 percent.

In fixed income investments, heavy merger and acquisition activity made the market challenging for investors. Mergers and buyouts usually mean added debt, downgrading the quality of previous bond issues of the acquired company. Finding companies that are unlikely takeover targets is a challenging task that carries no certainty of success. At the same time, this activity creates opportunities in the market.

The year ended positively for fixed income investments driven by the moderating pace of economic growth. The Lehman Brothers Aggregate Bond Index returned 4.33 percent for the year.

The previously strong residential housing market was caught up in a slowdown in 2006. On the other side of the street, the sun shined brightly on the commercial real estate market. Fundamentals remained strong, even after six years of growth. Occupancy is high and rents are going up. The Dow Jones Wilshire Real Estate Securities Index returned 35.67 percent in 2006.

Private investment dollars are flowing into commercial real estate, evidence that it's viewed as a value. Debt and capital are readily available to help real estate buyers acquire the assets they seek. The real estate sector gets an additional boost from its track record as a good portfolio diversifier and an income generator from rents.

Conditions are favorable for the "just right" economy to carry over into early 2007. Volatility is low. Without a major shock, we believe the economy's pace should remain steady, and investment returns should follow suit.

Sincerely,

Dianne Orbison
President, Advantus Capital Management

Performance
Update

Chris Sebald, CFA
Portfolio Manager

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests primarily in long-term, fixed income, high quality debt instruments. The risked incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during the last 12 months?

For the year ended December 31, 2006 the Bond Portfolio had a total return of 4.66 percent*. The Lehman Brothers Aggregate Bond Index** returned 4.33 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

Our underweighting in Treasuries and overweighting in collateralized mortgage obligations and commercial mortgage-backed securities benefited performance. Our portfolio is typically underweight in Treasuries, and that strategy worked very well this year. All non-Treasury sectors outperformed Treasuries during the year. Moreover, our security selection within these sectors was very strong, enhancing performance even more. However, our investment in Kinder Morgan bonds detracted from performance. A highly levered managed buyout seriously damaged its bonds, and that investment influenced our underperformance versus the benchmark after the deduction of fees and expenses. This is one example of mergers and acquisitions and other events detrimental to bond holders that made us very cautious toward corporate bonds in 2006.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Interest rates had an impact on the market in 2006. All rates increased during the year but short-term rates rose more, inverting the yield curve. Despite the increase, rates actually moved very little during the year. This gave us fewer opportunities to enhance performance through duration positioning. Notably, the housing market slowed substantially in 2006, causing many market participants to position themselves for an economic slowdown late in the year and in 2007.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The inversion of the yield curve was positive for the Portfolio, because we were positioned for such an occurrence and held more securities at the long end of the curve. Additionally, we took a more positive view on housing and the economy than others and continued to invest in mortgage-related securities that provided bargains. This overweight in asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) was of significant benefit to the portfolio.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We still have a positive outlook toward the non-agency mortgage (collateralized mortgage obligation) and CMBS sectors. The market is priced for interest rate cuts by mid-year, with a 50-basis point reduction in rates by the end of 2007. We believe this is aggressive. We think long-term interest rates will rise—or, at the very least, rate reductions by the Fed will occur later than the market expects. As a consequence, we're moving to more of a barbell strategy, with heavier allocations to securities with short and long maturities, while avoiding the middle of the yield curve. Also, lower-rated "mid-credit" mortgage securities have come under pressure. We have started to focus more attention on investing in these securities; although we have not yet moved into that market, we are poised to do so when the opportunity presents itself.

Ten Largest Bond Holdings***

Security description	Market value	% of bond portfolio
U.S. Treasury Note—3.375%, 10/15/09	$8,740,780	2.5%
Federal National Mortgage Association—5.500%, 04/01/34	5,686,589	1.6%
Federal Home Loan Mortgage Corporation—5.500%, 05/01/34	5,192,951	1.5%
JPMorgan Alternative Loan Trust 5.750%, 12/25/36	5,181,787	1.5%
Bear Stearns Commercial Mortgage Securities, Inc.—5.540%, 09/11/41	5,072,260	1.5%
Federal National Mortgage Association—5.500%, 01/01/35	4,421,859	1.3%
Federal Home Loan Mortgage Corporation—5.500%, 10/01/35	3,992,621	1.2%
Bear Stearns Commercial Mortgage Securities, Inc.-144A Issue—6.000%, 07/15/31	3,938,817	1.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust-144A Issue—5.618%, 01/15/46	3,624,338	1.0%
Federal National Mortgage Association—3.000%, 03/02/07	3,621,958	1.0%
	$49,473,960	14.2%

Asset Quality (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio,
Lehman Brothers Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1996 through December 31, 2006, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of December 31, 2006.

Performance
Update

Tom Houghton
Portfolio Manager

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during the period?

For the year ended December 31, 2006 the Portfolio had a total return of 4.36 percent*, while the Lehman Brothers Three-Month Treasury Bill Index** returned 4.86 percent for the same period.

What influenced the Portfolio's performance during the period?

The Portfolio outperformed the index as measured on a gross return basis. After the deduction of fees and expenses, its net return was less than the benchmark index.

What other market conditions or events influenced the Portfolio's performance during the period?

The yield curve began the year fairly flat but ended up inverted by the end of 2006. The Federal Reserve Board, focused on keeping a tight lid on inflation expectations, raised short-term interest rates 100 basis points (1 percent), all in the first half of the year. Meanwhile, long-term interest rates moved up substantially less; the market remained concerned that a housing slump would lead to lower economic growth. The Fed Funds rate now stands at 5.25%, while the 10-year Treasury rate ended up at 4.70 percent, up only 31 basis points (0.31 percent) on the year.

With the increase in Fed Funds, rates at the short end of the yield curve continued to rise during the first half of the year and remained fairly steady thereafter. The yield on the three-month Treasury bill increased 93 basis points (0.93 percent) to 5.01 percent, while the two-year Treasury note only rose 41 basis points (0.41 percent) to 4.81 percent. Yields offered in the commercial paper market climbed as well, practically mirroring the rise in the Fed Funds rate across the commercial paper curve.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The Portfolio's performance continues to be driven mainly by its strategy of investing primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity and continues to offer better yields than government agency discount notes and Treasury bills of similar maturities. The Portfolio's holdings continue to be well diversified over a variety of stable industries and companies.

Additionally, during the year we began investing in short-dated asset-backed securities (ABS). These ABS are backed by high quality auto loan receivables and are rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's. The ABS that we have purchased generally have average lives of around 90 days and have yields that are comparable to 90-day commercial paper, but higher yields than agency discount notes and Treasury bills of similar duration. Excluding the ABS securities, we have also kept the portfolio's average days to maturity fairly short in order to roll into higher rates as our holdings mature.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

In addition to high-quality U.S. corporate commercial paper and high-quality, short-dated asset-backed securities, we invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac.

The market is priced for interest rate cuts by mid-year, with a 50-basis point reduction in rates forecast by the end of 2007. We believe this is aggressive. We think rate reductions by the Fed will occur later than the market expects.

Because the Fed appears to be on hold for some time, we plan to start gradually increasing the average days to maturity in the portfolio to lock in higher yields. We also plan to incrementally add asset-backed commercial paper (ABCP). The quality of ABCP is comparable to corporate commercial paper and yields are attractive compared to Treasury bills and agency discount notes.

  Average Days to Maturity

  Seven-Day Compound Yield*

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Performance
Update

Chris Sebald, CFA
and David Land, CFA
Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during the last 12 months?

For the year ended December 31, 2006 the Portfolio had a total return of 5.34 percent* in 2006. The Lehman Brothers Mortgage Backed Securities Index** returned 5.22 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

All non-Treasury sectors outperformed Treasuries during the year. Mortgage pass-throughs did especially well because interest rate volatility dropped throughout the year. While our exposure to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were beneficial, they did not contribute as much as we had hoped for.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Interest rates had an impact on the market in 2006. All rates increased during the year but short-term rates rose more, inverting the yield curve. Despite the increase, rates actually moved very little during the year. This gave us fewer opportunities to enhance performance through duration positioning. Notably, the housing market slowed substantially in 2006, causing many market participants to position themselves for an economic slowdown late in the year and in 2007.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We took a more positive view on housing and the economy than others. We continue to overweight ABS and CMBS. Over time, the yield and/or convexity advantages these sectors offer is compelling.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We still have a positive outlook toward the non-agency mortgage (collateralized mortgage obligation) and CMBS sectors. The market is priced for interest rate cuts by mid-year, with a 50-basis point reduction in rates by the end of 2007. We believe this is aggressive. We think long-term interest rates will rise—or, at the very least, rate reductions by the Fed will occur later than the market expects. As a consequence, we're moving to more of a barbell strategy, with heavier allocations to securities with short and long maturities, while avoiding the middle of the yield curve. Also, lower-rated "mid-credit" mortgage securities have come under pressure. We have started to focus more attention on investing in these securities; although we have not yet moved into that market, we are poised to do so when the opportunity presents itself.

Asset Quality (shown as a percentage of net assets)***

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio, Lehman Brothers
Mortgage-Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1996 through December 31, 2006, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2006.

Performance
Update

James Seifert
Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the Portfolio perform during the period?

For the year ended December 31, 2006, the Index 500 Portfolio finished with a total return of 15.23 percent*. The Standard & Poor's 500 Index** was up 15.79 percent for the same period.

What influenced the Portfolio's performance during the period?

The Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500+.

All index sectors ended the period with solid positive returns. Financial services led with a 4.14 percent contribution to the index's return on a sector return of 19.20 percent. The communication services sector, however, ended the period with the strongest return of 36.92 percent. In terms of market capitalization, all segments ended the period with positive double digit returns. However, quintile 3, stocks in the middle of the index in terms of size with market capitalizations between $10.5 and $16.6 billion, ended the period with the strongest return: 19.23 percent.

What other market conditions or events influenced the Portfolio's performance during the period?

The economy ended the year with a modestly upbeat performance in the fourth quarter. No big thrills or significant spills marked the final months, and 2006 finished as the year of the "just right" economy.

Both growth and inflation ran at "not too hot, not too cold" levels. November core inflation came in at the lowest rate in almost 18 months. Economic growth was subdued but persistent. The falloff in the housing market appeared to be relatively contained. With the economy cruising over one bump after another, the Federal Reserve remained on standby at its December meeting. The Fed held rates for a fourth consecutive session.

In the investment markets, money aggressively pursued assets, with few concerns about risk. A wealth of debt and capital in search of opportunities pushed up the price of stocks, bought up commercial real estate and spurred mergers and acquisitions, including leveraged buyouts.

What will affect the Portfolio going forward?

Conditions are favorable for the "just right" economy to carry over into early 2007. Volatility is low. Without a major shock, we believe the economy's pace should remain steady, and investment returns should follow suit.

January's changeover to Democratic control of Congress is unlikely to have a large impact on the markets. Gridlock has historically been more of a positive than a negative force for the investment markets. One of the bigger themes for the market is globalization. All markets have been busied by abundant global liquidity and generally free trade policies.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corporation	303,852	$23,284,176	3.5%
General Electric Company	537,015	19,982,328	3.0%
Citigroup, Inc.	255,985	14,258,365	2.2%
Microsoft Corporation	450,676	13,457,185	2.0%
Bank of America Corporation	233,949	12,490,537	1.9%
Procter & Gamble Company	165,081	10,609,756	1.6%
Johnson & Johnson	151,046	9,972,057	1.5%
Pfizer, Inc.	375,638	9,729,024	1.5%
American International Group, Inc.	135,436	9,705,344	1.5%
Altria Group, Inc.	109,197	9,371,287	1.4%
		$132,860,059	20.1%

Sector Diversification (shown as a percent of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1996 through December 31, 2006, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

***Composition is as of December 31, 2006.

Performance
Update

Chris Sebald, CFA
Portfolio Manager

The Maturing Government Bond 2010 Portfolio seeks as high of an investment return as is consistent with prudent investment risk. The Portfolio invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2010 liquidation date of the Portfolio.

Maturing Government Bond 2010 Portfolio

How did the Portfolio perform during the last 12 months?

For the year ended December 31, 2006, the Maturing Government Bond 2010 Portfolio generated a total return of 0.45 percent*. For the same period, the Portfolio's benchmark, the Ryan Labs U.S. Treasury Strip Custom Index 2010** returned 3.44 percent.

What influenced the Portfolio's return during the period?

The Portfolio slightly underperformed the benchmark on a gross basis. Rates rose modestly during the period, lowering overall returns relative to short duration funds or money market instruments.

What other market conditions or events influenced the Portfolio's performance during the period?

Interest rates had an impact on the market in 2006. All rates increased during the year but short-term rates rose more, inverting the yield curve. Despite the increase, rates actually moved very little during the year. This gave us fewer opportunities to enhance performance through duration positioning. Notably, the housing market slowed substantially in 2006, leading many market participants to position themselves for an economic slowdown late in the year and in 2007. This was the primary cause of the inverted yield curve.

What strategies and techniques did you employ that specifically affected Portfolio performance?

Our strategy has been to invest in higher yielding agency securities to generate additional income and outperform the index.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The market is priced for interest rate cuts by mid-year, with a 50-basis point reduction in rates by the end of 2007. We believe this is aggressive. We think long-term interest rates will rise—or, at the very least, rate reductions by the Fed will occur later than the market expects. We will continue to employ a strategy of investing in higher yielding agency securities.

Maturing Government Bond 2006 Portfolio Liquidation

The Maturing Government Bond 2006 Portfolio Matured on the third Friday in September of 2006 (September 15, 2006), at which time the Portfolio's assets were liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

Sector Diversification (shown as a Percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Maturing Government Bond 2010 Portfolio,
Ryan Labs U.S. Treasury Strip Custom Index 2010 and Consumer Price Index

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs U.S. Treasury Strip Custom Index 2010. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1996 through December 31, 2006, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** Ryan Labs U.S. Treasury Strip Custom Index 2010 consists of a zero-coupon U.S. Treasury issue priced by Ryan Labs with a maturity in November 2010.

***Composition is as of December 31, 2006.

Performance
Update

Philip Mann
Augustus Asset Managers Limited

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Augustus Asset Managers Limited (known as Julius Baer Investments Limited prior to January 11, 2007) provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

How did the Portfolio perform during 2006?

For the year ended December 31, 2006 the International Bond Portfolio had a total return of 3.99 percent*, while the Citigroup Non-U.S. World Government Bond Index** returned 6.94 percent for the same period.

What influenced the Portfolio's performance during 2006?

Currency selection was the major contributor to performance, with the weakness of the Japanese Yen detracting. The addition of long duration investments in the second quarter proved to be premature and was detrimental to performance, as was our underweight exposure to Japanese bonds.

What other market conditions or events influenced the Portfolio's performance 2006?

Global bond markets were affected by fears of higher inflation resulting from higher commodity prices, specifically energy, and from robust synchronized global growth during the first half of the year. Growth then waned during the second half as United States leading indicators slowed. Monetary policy was tightened across all the major markets in the index; as a result, the majority of returns were generated from currency appreciation versus the U.S. dollar, rather than from bond returns.

In local currency terms, the European government bond index posted a negative total return for the year, with the European Central Bank (ECB) tightening in response to strong economic data and a sharp decline in unemployment. Longer dated bonds outperformed; demand from pensions remained strong, bringing the yield curve to its flattest level ever. The Euro strengthened through the year as interest rate differentials narrowed and talk of increased Central Bank demand for the currency prompted buying. In U.S. dollar terms, the strength of the Euro generated a return of 11.3 percent from this sector.

Japanese government bonds posted a positive local currency return of 30 basis points, marginally outperforming Yen cash for the year. The year was characterized by a sharp sell-off in the first half of the year, prompted in large part by the unexpected speed with which the Bank of Japan moved to a positive interest rate stance, albeit with rates at 0.25 percent. During the second half of the year the anticipated follow-up interest rate normalization failed to appear, as softer domestic demand data and concerns over a U.S. economic slowdown kept monetary policy on hold. The Japanese Yen rallied strongly on the changed monetary policy stance in April and May, but then sold off to end the year very slightly weaker against a weak U.S. dollar. In U.S. dollars, the Japanese bond index posted a return of -65 basis points (-0.65 percent).

The United Kingdom and Australian markets both responded to unexpectedly strong economic activity and resulting Central Bank hawkishness, with the Bank of England delivering two quarter-point rate hikes and the Reserve Bank of Australia three increases. In an environment of plentiful capital and liquidity, such rate increases inevitably attracted foreign inflows. As a result, their currencies strengthened, particularly Sterling, which rose almost 14 percent against the U.S. dollar.

What strategies and techniques did you employ that specifically affected the Portfolio's performance during 2006?

Our strategy focuses on selection of currencies, countries and sectors.

With regard to currencies:

  •  We were long on the yen versus the Euro, contributing to underperformance

  •  We were long on the Norwegian Krone versus the Euro, contributing to performance

  •  We were underweight on the Sterling versus the dollar, contributing to underperformance

With regard to country positions:

  •  Our overweight on U.K. intermediate maturity Gilts contributed to underperformance

  •  Our underweight Japanese government bonds contributed to underperformance

  •  Our overweight U.S. Treasuries contributed to performance

  •  Our overweight Mexican bonds contributed to performance

With regard to sector positions:

  •  Our overweight on U.S. TIPS (Treasury inflation-protected securities) contributed to underperformance

  •  Our overweight on long maturity sectors contributed to performance

  •  Our overweight on non-government product contributed to performance

What industries or sectors did you emphasize during 2006?

The Portfolio duration was longer than the benchmark throughout the first quarter of the year, ranging from one to two years, reverting to an underweight position during the second and third quarters and moving back to neutral in the fourth quarter. The Portfolio was underweight in Japan and overweight in U.S. bonds throughout the period.

What looks attractive for the Portfolio going forward?

We believe that the consensus economic outlook for 2007, namely one of a slight moderation in real growth throughout the major economies and a slightly smaller decline in the emerging economies, is reasonable. We also concur with the consensus view that the prospects for greater inflation from the strength of commodity prices in recent years are unlikely to prove significant, leaving headline inflation lower over 2007.

As a result we see no compelling reason to position for a major generalized upward shift in yields or for a systematic re-pricing of risk assets.

The opportunities we expect to pursue during 2007 include a potential overweight exposure to Euro-zone debt if the ECB continues to maintain its overly hawkish stance, reducing our under-weight exposure to Japanese government bonds and adding to exposure in peripheral European countries such as Norway and Poland.

The pricing of corporate spread product continues to reflect the availability of funds and the search for yield, rather than economic fundamentals, and as such we prefer defensive sectors such as finance rather than industrials.

Ten Largest Bond Holdings***

Security description	Market value	% of bond portfolio
Japan Government (JPY)—0.700%, 10/15/08	$3,917,018	6.4%
Australian Government Bond (AUD)—5.250%, 08/15/10	3,778,761	6.2%
Japan Government (JPY)—0.800%, 12/20/10	3,742,200	6.2%
Deutsche Bundesrepublik (EUR)—4.000%, 07/04/16	2,935,895	4.8%
Kingdom of Denmark (EUR)—3.125%, 10/15/09	2,818,181	4.6%
Republic of Austria (EUR)—5.500%, 10/20/07	2,816,187	4.6%
Kingdom of Belgium (EUR)—3.750%, 09/28/15	2,772,668	4.6%
Ireland Government Bond (EUR)—3.250%, 04/18/09	2,769,404	4.6%
U.S. Treasury Inflation-Indexed Note—2.000%, 01/15/16	2,750,249	4.5%
Kingdom of Sweden (EUR)—5.000%, 01/28/09	2,717,441	4.5%
	$31,018,004	51.0%

Country Diversification (shown as a percentage of net assets)***

Currency Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in International Bond Portfolio, CitiGroup Non-U.S. World Government Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through December 31, 2006, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index.

***Composition is as of December 31, 2006.

Performance
Update

James Seifert
Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during the period?

For year ended December 31, 2006, the Index 400 Portfolio finished with a total return of 9.78 percent*. The Standard and Poor's MidCap 400 Index** was up 10.32 percent for the same period.

What influenced the Portfolio's performance during the period?

The Index 400 Portfolio is passively managed. The Portfolio is fully invested and holds all 400 names at published free float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 MidCap+.

The performance of individual sectors was predominately positive, with 10 of the 11 sectors posting positive returns. Financial services led with a 2.78 percent contribution to the index's return on a sector return of 15.65 percent. The health care sector, down 0.45 percent, was the only sector ending the period with negative performance. In terms of market capitalization, all segments ended the period with positive returns. However, the smallest stocks in the index—those with market capitalizations of $1.6 billion and below—ended the period with the strongest return: 18.88 percent.

What other market conditions or events influenced the Portfolio's performance during the period?

The economy ended the year with a modestly upbeat performance in the fourth quarter. No big thrills or significant spills marked the final months, and 2006 finished as the year of the "just right" economy.

Both growth and inflation ran at "not too hot, not too cold" levels. November core inflation came in at the lowest rate in almost 18 months. Economic growth was subdued but persistent. The falloff in the housing market appeared to be relatively contained. With the economy cruising over one bump after another, the Federal Reserve remained on standby at its December meeting. The Fed held rates for a fourth consecutive session.

In the investment markets, money aggressively pursued assets, with few concerns about risk. A wealth of debt and capital in search of opportunities pushed up the price of stocks, bought up commercial real estate and spurred mergers and acquisitions, including leveraged buyouts.

What will affect the Portfolio going forward?

Conditions are favorable for the "just right" economy to carry over into early 2007. Volatility is low. Without a major shock, we believe the economy's pace should remain steady, and investment returns should follow suit.

January's changeover to Democratic control of Congress is unlikely to have a large impact on the markets. Gridlock has historically been more of a positive than a negative force for the investment markets. One of the bigger themes for the market is globalization. All markets have been busied by abundant global liquidity and generally free trade policies.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Precision Castparts Corporation	16,882	$1,321,523	1.0%
Expeditors International Washington, Inc.	26,517	1,073,938	0.8%
Noble Energy, Inc.	21,622	1,060,992	0.8%
ENSCO International, Inc.	18,891	945,683	0.7%
Lam Research Corporation	17,725	897,240	0.6%
CH Robinson Worldwide, Inc.	21,665	885,882	0.6%
Microchip Technology, Inc.	26,844	877,799	0.6%
Developers Diversified Realty Corporation	13,547	852,784	0.6%
Sepracor, Inc.	13,628	839,212	0.6%
MEMC Electronic Materials, Inc.	20,741	811,803	0.6%
		$9,566,856	6.9%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio, S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2006, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $2.6 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

***Composition is as of December 31, 2006.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Performance
Update

Joe Betlej, CFA
Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

How did the Portfolio perform during the period?

For the year ended December 31, 2006 the Real Estate Securities Portfolio generated a substantial total return of 30.63 percent*. Investors in real estate stocks benefited from a rise in occupancy and increased rental rates for most property types. Strong fundamentals drove significant funds flow to the group. The Portfolio, however, trailed its benchmark index, the Dow Jones Wilshire Associates Real Estate Securities Index** (DJWRESI) return of 35.67 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

This was the seventh consecutive year in which the DJWRESI outperformed the Standard & Poor's 500 Index. The portfolio's positioning anticipated that the record of outperformance would moderate. Holdings reflected an expectation that stocks with substantial outperformance would pause, and that more value-oriented stocks would narrow the gap in valuation. The market, however, experienced significant momentum; the already high-multiple stocks in the group saw their multiples further expand, and at a higher rate than their lower multiple counterparts. Value and defensive positioning was not rewarded by the market early on, with stocks trading at higher premiums to their underlying net asset value ("NAV") performing the best. In summary, the value orientation and risk management procedures of this Portfolio's investment style were not rewarded by the market.

What other market conditions or events influenced the Portfolio's performance during the period?

The strength in the underlying fundamentals of commercial real estate continued despite negative broader market influences, such as a weak market for residential real estate, an inverted yield curve, a depreciating dollar, uncertainty in the Middle East and higher energy costs. As a result of recognition of solid earnings potential, inflation in construction costs (reducing concerns of new supply of real estate development) and strong cash flow, real estate attracted significant funds during the year. The increased investment was experienced in both the public and private markets for real estate. The capital deluge, however, seemed more pronounced on the private side of the market, where pools of private capital acquired a significant number of public real estate companies. Private market investors clearly suggested that real estate in the public market could be bought at a discount to the price the assets could be purchased for directly.

While multiples assigned to real estate stocks are close to all time highs, concerns regarding valuations also exist in the high-yield debt, corporate bond, broader equity and private equity markets. Real estate investors can be comforted by the strength of real estate fundamentals, current cash flow, dividend growth and the abundant capital queuing up for investment in the asset class, all of which support current pricing levels.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Early in 2006, the Portfolio was positioned defensively, anticipating that the effects of the previous year's hurricanes, a weak housing market and weaker consumer spending would impact expected economic growth rates. The expectation was that the high-flying stocks would moderate, and that their trailing peers would recapture some of the valuation differential. Business spending, however, picked up the slack, and job growth continued at its moderate pace. Stocks continued to rally, causing some shift in emphasis by mid-year. The Portfolio sharpened its focus on high quality stocks, specifically those it determined possessed outsized growth prospects and operational niches in supply-constrained markets. Additionally, as a result of the increasing impact of mergers and acquisitions within the real estate group, greater importance was placed on Net Asset Value analysis, particularly for companies that appeared to be takeover candidates. The portfolio is predominantly focused on companies that exhibit more short- and intermediate-term catalysts.

What industries or sectors did you emphasize during this period and what looks attractive to you going forward?

Hotels were a large overweight in the Portfolio during the period, due to growing earnings and emphasis on individual company stories. Hotel managers and franchisers produced returns in line with the benchmark, but the exposure to hotel REITs lagged the benchmark, generally due to higher operating cost exposure. Industrial companies were also favored in the portfolio because their strong operating platforms began to produce strong growth. The group, however, underperformed. Office companies were the strongest performing group. Momentum swept these companies up as their earnings began to grow again in 2006. The portfolio was underweight this group, and was particularly hurt due to its large underweight to Equity Office Properties.

Going forward, we expect office companies to continue their strong performance as their earnings gain momentum. Exposure to regional mall companies has been increased as consumer spending has rebounded from negative press in 2006, helping produce compelling valuations relative to the growth rates these companies are now providing. More importantly, the portfolio is focusing on geographic markets where new development is limited by topography, wetlands, or an overcapacity of existing infrastructure (roads, schools, etc.). Markets such as southern California, Seattle, Washington D.C., New York and Miami have limited opportunity for large amounts of new development to impact demand, the reason why we're convinced that these markets will enjoy continued earnings growth.

The strength in investment flow into real estate could be a major determinant in performance of the real estate stocks. While it appears that demand will continue strong for the group, either a rotation out of real estate stocks or a negative capital market event could reduce demand for the asset class. Additionally, steady job growth is the main driver of demand and needs to continue for a favorable environment for REITs. The market for these stocks may be more volatile in the near future, but it is expected that strength in fundamentals will continue to make real estate stocks a strong choice for a well-diversified investment portfolio.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2006.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	96,700	$9,794,743	6.7%
ProLogis	145,976	8,870,962	6.1%
Public Storage, Inc.	59,500	5,801,250	4.0%
Archstone-Smith Trust	99,200	5,774,432	4.0%
Vornado Realty Trust	46,400	5,637,600	3.9%
Host Hotels & Resorts, Inc.	226,440	5,559,102	3.8%
Brookfield Properties Company	137,400	5,403,942	3.7%
Boston Properties, Inc.	48,200	5,392,616	3.7%
Kimco Realty Corporation	107,800	4,845,610	3.3%
AvalonBay Communities, Inc.	35,100	4,564,755	3.1%
		$61,645,012	42.3%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in Real Estate Securities Portfolio, Dow Jones Wilshire Associates Real Estate Securities Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2006, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis Minnesota
February 23, 2007

Bond Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (94.4%)
Government Obligations (37.1%)
U.S. Government and Agency Obligations (36.7%)
Federal Home Loan Mortgage Corporation (FHLMC) (8.3%)
$1,550,000		3.500%	02/15/30	$1,463,222
1,458,201	(o)	5.000%	04/01/35	1,407,480
871,659	(o)	5.000%	08/01/35	841,340
1,825,000		5.250%	04/18/16	1,862,237
677,501		5.500%	12/01/17	679,141
1,274,322	(o)	5.500%	06/01/20	1,273,287
2,095,578	(o)	5.500%	10/01/20	2,093,875
5,236,297	(o)	5.500%	05/01/34	5,192,951
2,583,323	(o)	5.500%	10/01/34	2,558,287
690,000	(i)	5.500%	12/01/34	682,238
2,188,875		5.500%	07/01/35	2,165,139
2,392,696	(l) (o)	5.500%	07/01/35	2,366,750
4,035,038	(o)	5.500%	10/01/35	3,992,621
3,357,079		6.000%	11/01/33	3,387,535
397,682		6.500%	09/01/32	409,773
				30,375,876
Federal National Mortgage Association (FNMA) (21.7%)
3,635,000	(j) (l) (o)	3.000%	03/02/07	3,621,958
2,150,000	(l) (o)	3.250%	01/15/08	2,108,056
1,375,000	(o)	3.500%	01/28/08	1,350,786
500,000	(o)	4.250%	05/15/09	491,995
2,987,075		4.500%	03/01/35	2,800,012
2,619,223	(l) (o)	4.500%	09/01/35	2,455,197
274,391		5.000%	05/01/18	270,588
565,317		5.000%	06/01/18	557,396
1,225,813	(l) (o)	5.000%	07/01/18	1,208,829
813,688		5.000%	11/01/33	787,104
368,256		5.000%	05/01/34	355,981
2,451,492	(l) (o)	5.000%	08/01/35	2,367,509
2,900,000	(j)	5.125%	01/02/14	2,892,396
760,000	(i)	5.500%	06/01/11	759,763
1,179,114	(o)	5.500%	01/01/17	1,182,499
190,016		5.500%	09/01/17	190,620
833,548	(o)	5.500%	02/01/18	836,138
1,523,114	(o)	5.500%	03/01/18	1,526,749
3,339,195	(l) (o)	5.500%	04/01/33	3,307,025
1,406,005	(o)	5.500%	05/01/33	1,392,624
963,930		5.500%	12/01/33	954,454
1,582,231	(l) (o)	5.500%	01/01/34	1,566,103
1,636,784	(o)	5.500%	01/01/34	1,620,099
1,126,478	(o)	5.500%	02/01/34	1,115,353
3,031,017	(o)	5.500%	03/01/34	3,002,187
5,742,950	(o)	5.500%	04/01/34	5,686,589
475,980	(l) (o)	5.500%	04/01/34	470,877
460,309	(o)	5.500%	09/01/34	455,560

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Government Obligations—continued
$4,475,000	(i)	5.500%	01/01/35	$4,421,859
1,713,172		5.500%	02/01/35	1,694,806
2,252,980	(o)	5.500%	10/01/35	2,229,363
996,114		6.000%	09/01/17	1,012,699
2,384,405		6.000%	10/01/32	2,416,791
1,772,413		6.000%	11/01/32	1,794,724
3,035,008	(o)	6.000%	03/01/33	3,075,431
292,356		6.000%	04/01/33	294,821
1,582,811	(o)	6.437%	01/01/08	1,582,426
3,000,000	(i)	6.500%	06/01/26	3,056,250
615,924	(l)	6.500%	12/01/31	635,028
168,020		6.500%	02/01/32	173,240
950,754	(o)	6.500%	04/01/32	973,761
369,100	(o)	6.500%	05/01/32	379,990
749,091	(l)	6.500%	07/01/32	772,166
1,009,219		6.500%	08/01/32	1,040,062
717,176		6.500%	09/01/32	738,567
2,811,986	(l) (o)	6.500%	09/01/32	2,893,106
794,570	(o)	6.500%	10/01/32	818,738
544,149		7.000%	07/01/31	563,058
870,967	(o)	7.000%	09/01/31	899,708
884,727	(o)	7.000%	11/01/31	913,012
255,022		7.000%	02/01/32	262,539
129,806		7.000%	03/01/32	134,053
602,465		7.000%	07/01/32	623,015
503,712		7.500%	04/01/31	527,548
219,246		7.500%	05/01/31	229,334
				79,490,542
Government National Mortgage Association (GNMA) (1.3%)
—	(c) (g)	0.970%	06/17/45	1,597,081
593,716	(o)	5.500%	12/15/34	591,230
365,000	(i)	5.500%	01/01/35	363,175
2,150,000	(i)	6.000%	08/01/26	2,179,562
24,044		8.500%	10/15/22	25,890
12,977		8.500%	12/15/22	13,973
				4,770,911
U.S. Treasury (5.4%)
2,220,000	U.S. Treasury Bond (o)	5.375%	02/15/31	2,378,002
1,154,286	U.S. Treasury Inflation-Indexed Notes (h)	1.875%	07/15/13	1,115,149
9,060,000	U.S. Treasury Note (o)	3.375%	10/15/09	8,740,780
2,500,000	U.S. Treasury Note (o)	4.250%	11/30/07	2,482,812
1,560,000	U.S. Treasury Note (o)	4.250%	11/15/14	1,513,322
950,000	U.S. Treasury Note (o)	4.375%	08/15/12	936,344
2,475,000	U.S. Treasury Note (o)	4.625%	11/15/16	2,458,759
				19,625,168
		Total U.S. government and agency obligations (cost: $135,200,417)		134,262,497

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Government Obligations—continued
Other Government Obligations (.4%)
Provincial or Local Government Obligations (.4%)
$1,500,000	Province of Quebec (b)	7.000%	01/30/07	$1,501,466
		Total other government obligations (cost: $1,504,752)		1,501,466
Corporate Obligations (57.3%)
Basic Materials (.6%)
Construction (.6%)
2,065,000	CRH America, Inc.	6.000%	09/30/16	2,084,401
Capital Goods (.8%)
Manufacturing (.8%)
1,385,000	Crane Company	6.550%	11/15/36	1,363,477
1,330,000	Tyco International Group SA (b)	7.000%	06/15/28	1,526,166
				2,889,643
Communication Services (1.7%)
Broadcasting (.7%)
2,500,000	Cox Communications, Inc.	7.125%	10/01/12	2,665,167
Telephone (1.0%)
3,620,000	Sprint Nextel Corporation	6.000%	12/01/16	3,528,150
Consumer Cyclical (1.5%)
Beverage (1.0%)
3,395,000	SABMiller PLC-144A Issue (b) (f)	6.500%	07/01/16	3,541,413
Textiles (.5%)
2,000,000	Mohawk Industries, Inc.	6.125%	01/15/16	1,985,608
Consumer Staples (1.4%)
Entertainment (1.4%)
1,500,000	Viacom, Inc. (o)	6.875%	04/30/36	1,483,018
900,000	Time Warner, Inc.	6.500%	11/15/36	895,792
2,375,000	Time Warner, Inc.	7.700%	05/01/32	2,679,696
				5,058,506
Energy (1.0%)
Pipelines (1.0%)
2,120,000	Energy Transfer Partners, LP	5.650%	08/01/12	2,111,079
1,465,000	Northwest Pipeline Corporation	7.000%	06/15/16	1,530,925
				3,642,004
Financial (47.2%)
Asset-Backed Securities (9.1%)
690,000	ABFS Mortgage Loan Trust (m)	7.423%	12/15/33	691,354
1,630,275	Associates Manufactured Housing Pass-Through Certificates	7.725%	06/15/28	1,649,688
1,380,000	Capital Auto Receivables Asset Trust-144A Issue (f)	7.160%	01/15/13	1,391,503
2,230,000	Centex Home Equity (m)	5.048%	06/25/35	2,162,704
2,650,000	Citibank Credit Card Issuance Trust	5.500%	03/24/17	2,630,441
1,755,000	Countryplace Manufactured Housing Contract-144A Issue (c) (e)	5.200%	12/15/35	1,680,374

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
$1,165,000	Countrywide Asset-Backed Certificates (c)	5.962%	03/25/34	$1,165,481
560,000	Credit-Based Asset Servicing and Securitization- 144A Issue (f) (m)	6.240%	09/25/36	567,300
935,000	Credit-Based Asset Servicing and Securitization- 144A Issue (f) (m)	6.250%	09/25/36	938,628
780,000	Ford Motor Credit Company-144A Issue (f)	7.120%	02/15/13	789,895
2,000,000	GMAC Mortgage Corporation Loan Trust (m)	6.088%	10/25/36	2,011,858
931,386	Green Tree Financial Corporation	6.400%	10/15/18	944,788
645,803	Green Tree Financial Corporation	7.350%	05/15/27	668,001
3,297,000	JPMorgan Mortgage Acquisition Corporation (m)	6.337%	08/25/36	3,366,160
3,055,000	JPMorgan Mortgage Acquisition Corporation (m)	6.410%	07/25/36	3,122,129
3,350,000	Lehman XS Trust (m)	5.690%	12/25/35	3,322,065
225,538	MMCA Automobile Trust	4.600%	08/17/09	225,450
218,334	MMCA Automobile Trust	4.670%	03/15/10	218,029
548,093	National Collegiate Trust	7.240%	09/20/14	527,446
830,247	Oakwood Mortgage Investors, Inc. (e)	8.100%	08/15/26	834,539
440,000	Origen Manufactured Housing	5.605%	05/15/22	437,821
1,500,000	Origen Manufactured Housing	5.700%	01/15/35	1,479,970
725,000	Origen Manufactured Housing (c)	5.730%	11/15/35	704,778
725,000	Origen Manufactured Housing (c)	5.860%	06/15/36	703,023
310,873	Residential Funding Mortgage Securities II, Inc. (m)	5.090%	07/25/33	307,364
928,351	Vanderbilt Mortgage Finance 1997-A (c)	6.400%	03/07/28	927,972
				33,468,761
Auto Finance (.5%)
1,675,000	General Motors Acceptance Corporation (c)	6.274%	01/16/07	1,674,988
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (9.4%)
2,431,980	Banc of America Alternative Loan Trust (c)	5.668%	11/25/35	2,370,383
2,385,269	Banc of America Alternative Loan Trust (c)	5.807%	01/25/36	2,304,347
1,886,315	Banc of America Alternative Loan Trust (c)	6.225%	05/25/46	1,875,493
777,247	Banc of America Alternative Loan Trust (c)	6.250%	06/25/46	716,846
561,598	Banc of America Mortgage Securities Corporation	5.750%	08/25/34	554,608
57,000	Banco Hipotecario Nacional-144A Issue (b) (e) (k)	7.916%	07/25/09	1,425
134,596	BlackRock Capital Finance, LP-144A Issue (f)	7.750%	09/25/26	134,619
1,731,686	Charlie Mac	5.000%	10/25/34	1,658,089
796,339	Chase Mortgage Financial Corporation	5.500%	10/25/33	779,668
2,875,000	Countrywide Alternative Loan Trust	6.500%	09/25/36	2,915,657
352,143	Credit Suisse First Boston Mortgage Securities Corporation	6.000%	11/25/18	352,307
3,100,000	CSAB Mortgage Backed Trust (m)	6.080%	09/25/36	3,099,897
1,220,474	Global Mortgage Securitization, Ltd.	5.250%	04/25/32	1,162,911
2,339,327	Global Mortgage Securitization, Ltd.-144A Issue (e)	5.250%	11/25/32	2,266,588
5,180,000	JPMorgan Alternative Loan Trust (c)	5.750%	12/25/36	5,181,787
2,927,631	JPMorgan Mortgage Trust (c)	5.667%	09/25/35	2,872,275
2,331,628	MASTR Asset Securitization Trust	5.500%	11/25/33	2,290,708
391,376	Mellon Residential Funding Corporation	6.750%	06/25/28	390,044
2,208,114	Residential Accredit Loans, Inc.	5.750%	05/25/33	2,174,625
1,254,000	Structured Asset Securities Corporation (m)	5.630%	05/25/34	1,238,293
				34,340,570

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
Commercial Mortgage-Backed Securities (12.7%)
$—	Asset Securitization Corporation (c) (g)	2.384%	08/13/29	$153,933
2,445,000	Asset Securitization Corporation (c)	7.644%	02/14/43	2,657,039
—	Asset Securitization Corporation- 144A Issue (c) (f) (g)	1.588%	10/13/26	370,863
1,650,000	Banc of America Commercial Mortgage, Inc.-144A Issue (f)	6.200%	07/11/43	1,697,295
5,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	09/11/41	5,072,260
3,867,200	Bear Stearns Commercial Mortgage Securities, Inc.-144A Issue (f)	6.000%	07/15/31	3,938,817
3,605,000	Citigroup/Deutsche Bank Commercial Mortgage Trust- 144A Issue (c) (f)	5.618%	01/15/46	3,624,338
475,000	Commercial Mortgage Asset Trust	6.000%	11/17/32	486,001
1,830,000	Commercial Mortgage Pass-Through Certificates- 144A Issue (c) (f)	5.570%	02/05/19	1,822,702
2,020,000	DLJ Commercial Mortgage Corporation- 144A Issue (c) (f)	7.166%	06/10/31	2,213,855
59,628	FFCA Secured Lending Corporation-144A Issue (f)	6.730%	10/18/25	59,524
1,830,326	FFCA Secured Lending Corporation-144A Issue (f)	6.940%	09/18/25	1,848,504
865,000	GE Capital Commercial Mortgage Corporation- 144A Issue (f)	6.039%	08/11/36	892,442
1,115,000	GE Capital Commercial Mortgage Corporation- 144A Issue (f)	6.314%	08/11/36	1,164,594
1,400,000	GS Mortgage Securities Corporation II- 144A Issue (f)	6.733%	02/14/16	1,472,198
3,270,000	Hilton Hotel Pool Trust-144A Issue (c) (f)	5.850%	10/03/15	3,302,891
2,395,000	Hilton Hotel Pool Trust-144A Issue (f)	7.653%	10/03/15	2,513,192
2,857,151	Hometown Commercial Mortgage-144A Issue (e)	5.506%	11/11/38	2,861,805
1,363,000	Morgan Stanley Capital I (c)	6.495%	10/03/34	1,382,808
—	Multi Security Asset Trust-144A Issue (c) (e) (g)	1.059%	11/28/35	908,499
1,540,000	Multi Security Asset Trust-144A Issue (c) (e)	5.880%	11/28/35	1,487,688
1,525,000	Nomura Asset Securities Corporation- 144A Issue (f)	6.000%	03/15/30	1,577,696
2,280,000	Timberstar Trust-144A Issue (f) (n)	6.208%	10/15/36	2,324,264
850,000	Wachovia Bank Commercial Mortgage Trust (c)	4.847%	10/15/41	823,301
945,000	Wachovia Bank Commercial Mortgage Trust (c)	6.011%	06/15/45	989,984
840,000	Wachovia Bank Commercial Mortgage Trust- 144A Issue (f)	4.942%	11/15/34	807,843
				46,454,336
Finance – Diversified (4.6%)
970,676	500 Grant Street Associates-144A Issue (e)	2.593%	12/01/08	909,455
3,350,000	Allied Capital Corporation	6.625%	07/15/11	3,406,555
1,284,241	Caithness Coso Funding Corporation- 144A Issue (e)	5.489%	06/15/19	1,260,021
2,723,000	Fund American Companies, Inc.	5.875%	05/15/13	2,706,730
2,400,000	HSBC Finance Corporation (o)	5.700%	06/01/11	2,441,474
1,275,000	International Lease Finance Corporation (o)	5.625%	09/20/13	1,284,314
1,760,000	Janus Capital Group, Inc.	5.875%	09/15/11	1,771,143
2,800,000	St. George Funding Company, LLC- 144A Issue (b) (e) (m)	8.485%	12/29/49	2,941,627
				16,721,319

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
Insurance (1.9%)
$1,735,000	Commerce Group, Inc.	5.950%	12/09/13	$1,725,308
2,800,000	Stancorp Financial Group, Inc.	6.875%	10/01/12	2,946,782
2,450,000	Symetra Financial Corporation-144A Issue (f)	6.125%	04/01/16	2,478,136
				7,150,226
Investment Bankers/Brokers (3.1%)
2,325,000	Goldman Sachs Group, Inc.	6.345%	02/15/34	2,353,479
1,280,000	Jefferies Group, Inc.	6.250%	01/15/36	1,241,665
2,325,000	JPMorgan Chase Capital XVIII	6.950%	08/17/36	2,514,892
2,500,000	Morgan Stanley	6.750%	04/15/11	2,642,430
2,700,000	Nuveen Investments	5.500%	09/15/15	2,643,227
				11,395,693
Real Estate Investment Trust – Apartments (.1%)
250,000	Avalon Properties, Inc.	6.875%	12/15/07	252,511
Real Estate Investment Trust – Diversified (.8%)
3,050,000	Vornado Realty, LP	5.625%	06/15/07	3,047,978
Real Estate Investment Trust – Health Care (1.4%)
2,600,000	Healthcare Realty Trust, Inc.	5.125%	04/01/14	2,480,852
1,585,000	Nationwide Health Properties	6.000%	05/20/15	1,564,394
925,000	Nationwide Health Properties	6.500%	07/15/11	945,089
				4,990,335
Real Estate Investment Trust – Office Property (.6%)
2,400,000	Brandywine Operating Partners	5.625%	12/15/10	2,408,743
Real Estate Investment Trust – Shopping Centers (1.5%)
1,870,000	Equity One, Inc.	6.250%	01/15/17	1,908,655
3,555,000	Simon Property Group, LP	5.875%	03/01/17	3,621,364
				5,530,019
Special Services (1.5%)
3,140,000	ERAC USA Finance Company-144A Issue (f)	5.900%	11/15/15	3,172,681
2,245,000	Western Union Company-144A Issue (f)	5.930%	10/01/16	2,223,504
				5,396,185
Health Care (1.4%)
Drugs (.7%)
875,000	AmerisourceBergen Corporation	5.625%	09/15/12	860,190
650,000	AmerisourceBergen Corporation	5.875%	09/15/15	635,555
975,000	Cardinal Health, Inc.	5.850%	12/15/17	969,519
				2,465,264
Medical Products/Supplies (.7%)
1,255,000	Laboratory Corporation of America	5.500%	02/01/13	1,209,677
1,645,000	Laboratory Corporation of America	5.625%	12/15/15	1,617,194
				2,826,871

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Utilities (1.7%)
Electric Companies (1.7%)
$2,775,000	MidAmerican Energy Holdings Company	6.125%	04/01/36	$2,797,350
2,700,000	Oncor Electric Delivery	7.000%	09/01/22	2,904,274
525,000	Pennsylvania Electric Company	5.125%	04/01/14	506,407
				6,208,031

Total corporate obligations (cost: $211,365,377)	209,726,722
Total long-term debt securities (cost: $348,070,546)	345,490,685

Shares
Preferred Stocks (.9%)
Financial (.9%)
Real Estate Investment Trust – Diversified (.5%)

70,000	PS Business Parks, Inc.	1,781,500
Real Estate Investment Trust – Self Storage (.4%)
65,000	Public Storage, Inc. (o)	1,598,350
	Total preferred stocks (cost: $3,375,000)	3,379,850

Principal
Securities Lending Collateral (22.8%)
Commercial Paper (9.9%)
$1,036,490	Atomium Funding Corporation (d)	5.344%	01/16/07	1,034,375
2,111,837	Atomium Funding Corporation (d)	5.355%	02/06/07	2,101,088
3,801,307	Buckingham CDO, LLC	5.351%	01/18/07	3,792,450
1,267,102	Buckingham CDO III, LLC	5.365%	01/16/07	1,264,517
4,223,674	Cairn High Grade I, LLC	5.340%	01/12/07	4,217,508
1,689,470	Cedar Springs Capital Company (d)	5.345%	01/10/07	1,687,493
3,138,190	Cheyne Finance, LLC	5.343%	01/18/07	3,130,878
4,646,042	Deer Valley Funding, LLC	5.356%	01/30/07	4,627,086
4,223,674	Fountain Square Capital Management Funding (d)	5.326%	01/08/07	4,219,999
535,984	Fountain Square Capital Management Funding (d)	5.351%	01/17/07	534,810
1,267,102	Hudson-Thames, LLC	5.360%	02/15/07	1,258,993
4,223,674	KLIO Funding Corporation	5.339%	01/19/07	4,213,199
1,267,102	St. Germain Holdings, Inc.	5.341%	02/06/07	1,260,653
2,956,572	World Omni Vehicle Leasing, Inc. (d)	5.338%	01/17/07	2,950,097
				36,293,146
Corporate Notes (5.2%)
2,956,572	American General Finance-144A Issue (c) (f)	5.403%	01/15/08	2,957,666
3,801,307	Genworth Financial Company	5.430%	06/18/07	3,801,307
2,534,204	Liquid Funding, Ltd. (c)	5.235%	02/20/07	2,534,331
3,801,307	Liquid Funding, Ltd. (c)	5.450%	04/12/07	3,802,029
2,111,837	Metropolitan Life Global Funding I-144A Issue (c) (f)	5.360%	03/06/12	2,112,154
2,111,837	Morgan Stanley (c)	5.410%	08/13/10	2,111,879
1,689,470	SLM Corporation-144A Issue (c) (f)	5.350%	04/11/12	1,689,960
				19,009,326

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Repurchase Agreement (7.7%)
$28,120,507	Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement account; dated 12/29/06, rate 5.362%, due 01/02/07; proceeds $28,137,261 (Collateralized by Corporate Obligations due 01/02/07 - 06/15/07)			$28,120,507
		Total securities lending collateral (cost: $83,422,979)		83,422,979
Short-Term Securities (7.0%)
U.S. Treasury (.2%)
1,000,000	U.S. Treasury Note (o)	2.750%	08/15/07	986,094
Shares
Investment Companies (6.8%)

17,146,592	American Beacon Funds, current rate 5.240%	17,146,592
5,147,178	BlackRock Provident Institutional TempFund, current rate 5.187%	5,147,178
2,500,000	JPMorgan Prime Money Market Fund, current rate 5.180%	2,500,000
	Total investment companies (cost: $24,793,770)	24,793,770
	Total short-term securities (cost: $25,779,990)	25,779,864
	Total investments in securities (cost: $460,648,515) (p)	$458,073,378
	Payable upon return of securities loaned (-22.8%)	(83,422,979)
	Liabilities in excess of other assets (-2.3%)	(8,573,687)
	Total net assets (100%)	$366,076,712

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 2.6% of net assets in foreign securities at December 31, 2006. All principal amounts are denominated in U.S. dollars.

(c)  Variable rate security.

(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.4% of the Portfolio's net assets at December 31, 2006.

(e)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2006, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
500 Grant Street Associates-144A Issue*	06/12/03	$1,071,746
Banco Hipotecario Nacional-144A Issue*	01/08/01	56,237
Caithness Coso Funding Corporation-144A Issue*	08/01/05	1,284,241
Countryplace Manufactured Housing Contract -144A Issue*	06/29/05	1,754,843
Global Mortgage Securitization, Ltd.-144A Issue*	11/24/04	2,319,333
Hometown Commercial Mortgage-144A Issue*	11/28/06	2,885,679
Multi Security Asset Trust-144A Issue*	02/24/05	1,542,476
Multi Security Asset Trust-144A Issue*	02/24/05	1,521,239
Oakwood Mortgage Investors, Inc.†	03/25/03	870,182
St. George Funding Company LLC-144A Issue*	06/12/97	2,800,935
		$16,106,911

See accompanying Notes to Financial Statements.

Bond Portfolio
Investments in Securities – continued

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(g)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(h)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i)  At December 31, 2006 the total cost of investments issued on a when-issued or forward commitment basis was $11,513,204.

(j)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2006, securities with an aggregate market value of $234,253 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 2-Year Treasury Notes	March 2007	121	Long	$—	$64,887
U.S. 5-Year Treasury Notes	March 2007	50	Long	—	26,031
U.S. 10-Year Treasury Notes	March 2007	277	Short	238,826	—
		448		$238,826	$90,918

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(l)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2006.

(m)  Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a cleanup call or increase the stated rate.

(n)  This security is being fair-valued according to procedures approved by the Board of Directors.

(o)  Securities (or a portion of securities) on loan as of December 31, 2006.

(p)  At December 31, 2006 the cost of securities for federal income tax purposes was $460,824,144. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,655,660
Gross unrealized depreciation	(5,406,426)
Net unrealized depreciation	$(2,750,766)

See accompanying Notes to Financial Statements.

Money Market Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Market Value(a)
Commercial Paper (47.7%)
Basic Materials (5.1%)
Agriculture Products (5.1%)
$3,000,000	Archer-Daniels-Midland Company (b)	5.290%	02/01/07	$2,986,515
2,800,000	Archer-Daniels-Midland Company (b)	5.300%	01/17/07	2,793,479
				5,779,994
Consumer Cyclical (6.8%)
Household Products (4.0%)
2,500,000	Procter & Gamble Company (b)	5.280%	02/07/07	2,486,536
2,000,000	Procter & Gamble Company (b)	5.290%	02/13/07	1,987,530
				4,474,066
Special Services (2.8%)
2,000,000	Societe Generale North America, Inc.	5.260%	02/05/07	1,989,850
1,250,000	Societe Generale North America, Inc.	5.270%	03/01/07	1,239,255
				3,229,105
Consumer Staples (8.8%)
Food (6.2%)
1,000,000	Cargill, Inc. (b)	5.290%	01/16/07	997,792
3,000,000	Nestle Capital Corporation (b)	5.270%	02/23/07	2,977,077
3,000,000	Nestle Capital Corporation (b)	5.280%	02/02/07	2,986,133
				6,961,002
Personal Care (2.6%)
3,000,000	Kimberly Clark Worldwide, Inc. (b)	5.290%	02/12/07	2,981,765
Financial (12.5%)
Auto Finance (4.8%)
2,500,000	American Honda Finance Corporation	5.131%	01/12/07	2,496,080
3,000,000	American Honda Finance Corporation	5.290%	01/23/07	2,990,412
				5,486,492
Commercial Finance (1.3%)
1,500,000	General Electric Capital Corporation	5.230%	02/08/07	1,491,719
Consumer Finance (1.1%)
1,250,000	AIG Funding, Inc.	5.300%	01/11/07	1,248,160
Finance – Diversified (1.3%)
1,500,000	Avon Capital Corporation (b)	5.250%	01/26/07	1,494,531
Investment Bankers/Brokers (4.0%)
2,500,000	Merrill Lynch & Company, Inc.	5.290%	01/09/07	2,497,100
2,000,000	Merrill Lynch & Company, Inc.	5.290%	01/25/07	1,993,040
				4,490,140
Health Care (7.5%)
Drugs (4.4%)
3,000,000	Abbott Laboratories (b)	5.270%	01/30/07	2,987,458
2,000,000	Abbott Laboratories (b)	5.280%	02/06/07	1,989,600
				4,977,058

See accompanying Notes to Financial Statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Health Care—continued
Health Care – Diversified (3.1%)
$3,500,000	Johnson & Johnson, Inc. (b)	5.270%	01/18/07	$3,491,439
Technology (6.1%)
Computer Hardware (6.1%)
3,000,000	Hewlett-Packard Company (b)	5.290%	01/31/07	2,986,800
1,000,000	Hewlett-Packard Company (b)	5.310%	02/01/07	995,470
3,000,000	IBM Corporation (b)	5.290%	01/04/07	2,998,710
				6,980,980
Transportation (.9%)
Air Freight (.9%)
1,000,000	United Parcel Service, Inc.	5.280%	02/08/07	994,564
		Total commercial paper (cost: $54,081,015)		54,081,015
U.S. Government Obligations (25.9%)
Discount Notes (25.9%)
2,500,000	Federal Home Loan Bank	5.290%	01/05/07	2,498,572
3,000,000	Federal Home Loan Bank	5.290%	01/24/07	2,990,118
2,775,000	Federal Home Loan Bank	5.300%	02/28/07	2,751,863
1,000,000	Federal Home Loan Mortgage Corporation	5.290%	01/16/07	997,854
2,775,000	Federal Home Loan Mortgage Corporation	5.290%	02/26/07	2,752,704
3,000,000	Federal National Mortgage Association	5.240%	01/29/07	2,987,983
3,000,000	Federal National Mortgage Association	5.280%	02/14/07	2,981,190
2,500,000	Federal National Mortgage Association	5.290%	01/03/07	2,499,285
3,000,000	Federal National Mortgage Association	5.290%	01/08/07	2,996,999
3,000,000	Federal National Mortgage Association	5.290%	01/10/07	2,996,138
3,000,000	Federal National Mortgage Association	5.350%	02/09/07	2,983,262
		Total U.S. government obligations (cost: $29,435,968)		29,435,968
Other Short-Term Investments (22.2%)
Asset-Backed Securities (14.9%)
619,577	AmeriCredit Automobile Receivables Trust	5.505%	01/06/07	619,577
750,000	Capital Auto Receivables Asset Trust	5.340%	12/15/07	750,000
1,130,381	CarMax Auto Owner Trust	5.361%	09/17/07	1,130,381
3,735,000	DaimlerChrysler Auto Trust-144A Issue (c)	5.329%	12/08/07	3,734,975
866,768	DaimlerChrysler Auto Trust-144A Issue (c)	5.334%	10/08/07	866,768
416,827	Drive Auto Receivables Trust-144A Issue (c)	5.341%	06/15/07	416,827
915,399	Ford Credit Auto Owner Trust-144A Issue (c)	5.427%	09/15/07	915,399
505,645	Harley-Davidson Motorcycle Trust	5.370%	09/15/07	505,645
2,879,143	Household Automotive Trust	5.362%	11/19/07	2,879,143
479,224	Household Automotive Trust	5.503%	08/01/07	479,224
2,954,038	USAA Auto Owner Trust	5.340%	12/13/07	2,954,038
1,590,347	Wachovia Auto Loan Owner Trust-144A Issue (c)	5.390%	10/19/07	1,590,347
				16,842,324
Computer Hardware (3.3%)
1,370,000	Hewlett-Packard Company	5.500%	07/01/07	1,370,687
2,400,000	IBM Corporation	5.364%	06/28/07	2,400,690
				3,771,377

See accompanying Notes to Financial Statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Electric Companies (4.0%)
$1,170,000	FPL Group Capital, Inc.	4.086%	02/16/07	$1,167,980
3,400,000	FPL Group Capital, Inc.	6.125%	05/15/07	3,408,039
				4,576,019
		Total other short-term investments (cost: $25,189,720)		25,189,720

Shares
Investment Companies (4.2%)
3,750,000	American Beacon Funds, current rate 5.240%	3,750,000
1,007,194	Federated Money Market Obligation Trust – Prime Obligation Fund, current rate 5.197%	1,007,194
	Total investment companies (cost: $4,757,194)	4,757,194
	Total investments in securities (cost: $113,463,897) (d)	$113,463,897
	Other assets in excess of liabilities (—)	23,495
	Total Net Assets (100%)	$113,487,392

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 32.7% of the Portfolio's net assets as of December 31, 2006.

(c)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(d)  Also represents the cost of securities for federal income tax purposes at December 31, 2006.

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (98.0%)
U.S. Government and Agency Obligations (45.4%)
Federal Home Loan Mortgage Corporation (FHLMC) (4.8%)
$200,000		2.750%	03/15/08	$194,424
1,000,000		5.000%	06/15/31	964,966
1,295,000		5.000%	05/15/35	1,199,439
959,286	(n)	5.000%	08/01/35	925,919
849,548	(n)	5.500%	06/01/20	848,858
765,089		5.500%	10/01/20	764,467
1,228,997	(n)	5.500%	05/01/34	1,218,823
1,000,000	(h)	5.500%	12/01/34	988,750
1,737,852		6.000%	11/01/33	1,753,618
441,740		6.500%	11/01/32	451,664
				9,310,928
Federal National Mortgage Association (FNMA) (36.5%)
100,000	(i)	3.625%	03/15/07	99,689
429,896		4.500%	02/01/35	403,434
1,071,703	(c)	4.662%	07/01/35	1,063,020
1,289,640		5.000%	05/01/18	1,271,763
901,026		5.000%	10/01/20	885,801
2,819,352		5.000%	11/01/33	2,727,241
6,879,730	(n)	5.000%	03/01/34	6,650,424
735,128		5.000%	05/01/34	710,626
843,887	(c) (n)	5.172%	06/01/35	840,539
2,140,000	(h)	5.500%	06/01/11	2,139,332
982,595	(k) (n)	5.500%	01/01/17	985,416
901,133	(n)	5.500%	02/01/18	903,933
1,922,931	(k) (n)	5.500%	03/01/18	1,927,520
1,147,041		5.500%	02/01/24	1,141,547
2,385,139	(k)	5.500%	04/01/33	2,362,161
902,390	(n)	5.500%	05/01/33	893,515
482,649	(n)	5.500%	01/01/34	477,728
4,033,531	(n)	5.500%	03/01/34	3,997,794
1,901,045	(n)	5.500%	04/01/34	1,880,665
2,842,599	(k) (n)	5.500%	04/01/34	2,817,333
294,328		5.500%	05/01/34	291,173
4,740,325	(n)	5.500%	07/01/34	4,697,151
1,534,365	(n)	5.500%	09/01/34	1,518,533
1,186,764	(n)	5.500%	10/01/34	1,174,041
1,000,000	(h)	5.500%	01/01/35	988,125
1,630,364		5.500%	02/01/35	1,612,627
343,696		5.500%	10/01/35	340,205
192,150		6.000%	09/01/32	194,805
2,188,026		6.000%	10/01/32	2,217,775
1,771,947		6.000%	11/01/32	1,794,258
1,930,503	(n)	6.000%	03/01/33	1,956,141
737,483		6.000%	04/01/33	743,701
559,509		6.000%	12/01/33	564,227
686,549		6.000%	08/01/34	691,695
500,102		6.000%	09/01/34	503,851

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
U.S. Government and Agency Obligations—continued
$246,123		6.000%	11/01/34	$247,968
2,520,311		6.000%	12/01/34	2,539,200
500,000	(h)	6.000%	01/01/35	503,281
497,482		6.000%	11/01/36	500,850
3,655,000	(h)	6.500%	06/01/26	3,723,531
820,529		6.500%	02/01/32	844,735
692,059	(k)	6.500%	02/01/32	713,563
583,678	(n)	6.500%	04/01/32	597,803
263,643	(n)	6.500%	05/01/32	271,421
1,901,002		6.500%	07/01/32	1,959,315
44,824		6.500%	09/01/32	45,851
157,550		6.500%	09/01/34	160,672
125,487		6.500%	11/01/34	127,974
1,164,933		6.500%	03/01/35	1,191,634
440,771		6.500%	02/01/36	449,173
832,769	(n)	6.500%	06/01/36	848,470
802,629	(n)	7.000%	09/01/31	828,493
86,738	(n)	7.000%	11/01/31	89,511
506,860		7.000%	02/01/32	524,333
100,435		7.000%	07/01/32	103,686
168,938		7.500%	04/01/31	176,932
91,562	(c)	8.355%	12/25/15	91,476
				70,007,661
Government National Mortgage Association (GNMA) (4.0%)
—	(c) (g)	0.319%	03/16/42	527,513
—	(c) (g)	0.969%	06/17/45	1,113,730
—	(c) (g)	0.891%	07/16/40	302,865
—	(c) (g)	1.181%	03/16/34	503,659
1,000,000		5.500%	03/16/32	997,662
2,235,164	(n)	5.500%	12/15/34	2,225,807
1,900,000	(h)	6.000%	01/01/37	1,926,125
				7,597,361
Vendee Mortgage Trust (.1%)
169,369	Vendee Mortgage Trust	7.793%	02/15/25	177,140
		Total U.S. government and agency obligations (cost: $88,957,443)		87,093,090
Asset-Backed Securities (17.3%)
618,094	ABFS Mortgage Loan Trust (l)	6.990%	12/25/31	629,519
1,405,000	ABFS Mortgage Loan Trust (l)	7.423%	12/15/33	1,407,757
2,200,000	Associates Manufactured Housing Pass-Through Certificates	7.900%	03/15/27	2,253,313
1,169,491	BankAmerica Manufactured Housing Contract Trust	7.015%	01/10/28	1,181,386
5,291,000	BankAmerica Manufactured Housing Contract Trust (k)	7.800%	10/10/26	5,392,992
760,000	Capital Auto Receivables Asset Trust- 144A Issue (f)	7.160%	01/15/13	766,335
350,000	Centex Home Equity (l)	5.048%	06/25/35	339,438

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Asset-Backed Securities—continued
$1,080,000	Countryplace Manufactured Housing Contract- 144A Issue (c) (e)	4.800%	12/15/35	$1,054,899
1,470,000	Countrywide Asset-Backed Certificates (l)	6.518%	01/25/29	1,506,372
1,300,000	Credit-Based Asset Servicing and Securitization (l)	5.109%	12/25/34	1,231,981
960,000	Credit-Based Asset Servicing and Securitization- 144A Issue (f) (l)	5.970%	09/25/36	967,426
425,000	Ford Motor Credit Company-144A Issue (f)	7.260%	02/15/13	430,391
297,800	Green Tree Financial Corporation	7.950%	08/15/25	304,185
448,886	Green Tree Financial Corporation	8.300%	11/15/19	465,996
527,235	Green Tree Financial Corporation	8.400%	06/15/19	542,535
744,605	Green Tree Financial Corporation	9.000%	06/15/25	842,022
1,418,442	Green Tree Financial Corporation	9.100%	04/15/25	1,662,502
1,805,000	JPMorgan Mortgage Acquisition Corporation (l)	6.337%	08/25/36	1,842,863
1,670,000	JPMorgan Mortgage Acquisition Corporation (l)	6.410%	07/25/36	1,706,696
255,000	Lehman XS Trust (l)	5.690%	12/25/35	252,874
85,176	Metropolitan Asset Funding, Inc.-144A Issue (f)	6.980%	05/20/12	84,939
84,781	Metropolitan Asset Funding, Inc.-144A Issue (f)	7.130%	06/20/12	84,545
126,881	MMCA Automobile Trust	4.670%	03/15/10	126,703
802,295	Oakwood Mortgage Investors, Inc.	7.375%	08/15/27	808,816
914,425	Oakwood Mortgage Investors, Inc. (e)	8.100%	08/15/26	919,152
500,000	Origen Manufactured Housing	4.750%	08/15/21	480,916
870,000	Origen Manufactured Housing	4.970%	10/15/21	845,226
260,000	Origen Manufactured Housing	5.605%	05/15/22	258,712
1,600,000	Origen Manufactured Housing	5.910%	01/15/35	1,585,712
500,000	Origen Manufactured Housing	5.910%	01/15/37	496,819
500,000	Residential Asset Mortgage Products, Inc. (c)	5.145%	01/25/35	486,819
282,612	Residential Funding Mortgage Securities II, Inc. (l)	5.090%	07/25/33	279,422
55,706	Vanderbilt Mortgage Finance	7.070%	12/07/14	55,680
1,853,171	Vanderbilt Mortgage Finance	7.955%	12/07/24	1,942,764
		Total asset-backed securities (cost: $33,713,895)		33,237,707
Other Mortgage-Backed Securities (35.3%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (22.9%)
1,790,852	Banc of America Alternative Loan Trust (c)	5.574%	09/25/35	1,736,518
813,929	Banc of America Alternative Loan Trust (c)	5.668%	11/25/35	742,962
1,182,819	Banc of America Alternative Loan Trust (c)	5.807%	01/25/36	1,145,789
257,552	Banc of America Alternative Loan Trust	6.000%	12/25/34	256,023
2,228,000	Banc of America Alternative Loan Trust	6.000%	06/25/46	2,215,701
1,054,554	Banc of America Alternative Loan Trust (c)	6.225%	05/25/36	1,017,002
2,109,861	Banc of America Funding Corporation (c) (k)	5.008%	09/20/34	2,046,009
1,429,054	Banc of America Funding Corporation	6.500%	07/20/32	1,448,428
1,670,105	Banc of America Mortgage Securities Corporation (c)	5.092%	11/25/35	1,654,679
1,207,435	Banc of America Mortgage Securities Corporation	5.750%	08/25/34	1,192,407
10,000	Banco Hipotecario Nacional-144A Issue (b) (c) (e) (j)	6.800%	03/25/11	250
425	Banco Hipotecario Nacional-144A Issue (b) (e) (j)	7.540%	05/31/17	13
50,980	Banco Hipotecario Nacional-144A Issue (b) (e) (j)	7.916%	07/25/09	1,274
707,124	Bear Stearns Mortgage Securities, Inc.	8.000%	11/25/29	704,501
1,283,839	BlackRock Capital Finance, LP-144A Issue (f)	7.750%	09/25/26	1,284,055

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Other Mortgage-Backed Securities—continued
$2,251,192	Charlie Mac	5.000%	10/25/34	$2,155,516
933,210	Chase Mortgage Financial Corporation	5.500%	10/25/33	913,674
2,000,000	Countrywide Home Loan Mortgage Pass-Through Trust	4.150%	08/25/33	1,891,773
1,056,429	Credit Suisse First Boston Mortgage Securities Corporation	6.000%	11/25/18	1,056,921
2,310,000	CSAB Mortgage-Backed Trust (l)	6.080%	09/25/36	2,309,924
783,290	Global Mortgage Securitization, Ltd.	5.250%	04/25/32	746,346
573,805	Global Mortgage Securitization, Ltd. (c)	5.400%	04/25/32	515,603
1,942,082	Global Mortgage Securitization, Ltd.- 144A Issue (e)	5.250%	11/25/32	1,881,922
1,125,000	JPMorgan Alternative Loan Trust (c)	5.950%	12/25/36	1,131,940
1,463,815	JPMorgan Mortgage Trust (c)	5.667%	09/25/35	1,436,137
992,689	JPMorgan Mortgage Trust	6.190%	08/25/36	995,374
2,090,308	MASTR Asset Securitization Trust	5.500%	11/25/33	2,053,623
291,032	Morgan Stanley Dean Witter Capital (c)	6.515%	04/25/17	287,041
162,473	Prudential Home Mortgage Securities- 144A Issue (f)	7.900%	04/28/22	159,224
33,329	Prudential Home Mortgage Securities- 144A Issue (c) (f)	8.056%	09/28/24	33,039
899,706	RESI Finance, LP-144A Issue (c) (e)	6.750%	09/10/35	915,232
1,463,722	Residential Accredit Loans, Inc.	5.750%	06/25/33	1,442,678
261,813	Residential Accredit Loans, Inc.-144A Issue (f)	6.250%	03/25/14	260,854
1,065,000	Structured Adjustable Rate Mortgage Loan Trust (c)	5.400%	11/25/35	1,018,481
60,943	Structured Asset Mortgage Investments, Inc. (c)	5.984%	04/30/30	61,249
910,483	Structured Asset Securities Corporation	5.250%	08/25/33	864,582
205,721	Structured Asset Securities Corporation (l)	5.540%	11/25/32	204,399
2,000,000	Structured Asset Securities Corporation (l)	5.630%	05/25/34	1,974,950
2,700,000	Structured Asset Securities Corporation (l)	6.000%	06/25/34	2,679,179
1,582,590	Wells Fargo Mortgage-Backed Securities Trust	5.500%	02/25/34	1,545,088
				43,980,360
Commercial Mortgage-Backed Securities (12.4%)
—	Asset Securitization Corporation (c) (g)	2.379%	08/13/29	547,183
—	Asset Securitization Corporation (e) (g)	2.384%	08/13/27	362,658
700,000	Asset Securitization Corporation (c)	7.644%	02/14/43	760,707
—	Asset Securitization Corporation-144A Issue (c) (f) (g)	1.588%	10/13/26	474,939
550,000	Banc of America Commercial Mortgage, Inc.- 144A Issue (f)	4.900%	09/11/36	527,240
460,000	Banc of America Commercial Mortgage, Inc.- 144A Issue (c) (f)	5.104%	12/10/42	447,859
1,000,000	Banc of America Commercial Mortgage, Inc.- 144A Issue (f)	6.200%	07/11/43	1,028,664
725,000	Bear Stearns Commercial Mortgage Securities, Inc.	6.500%	02/15/32	743,387
500,000	Bear Stearns Commercial Mortgage Securities, Inc.- 144A Issue (c) (f)	7.257%	02/15/35	533,818

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Other Mortgage-Backed Securities—continued
$540,000 Bear Stearns Commercial Mortgage Securities,	Inc.-144A Issue (c) (f)	7.597%	02/15/35	$589,182
900,000	Commercial Mortgage Pass-Through Certificates- 144A Issue (c) (f)	5.570%	02/05/19	898,667
1,180,000	DLJ Commercial Mortgage Corporation- 144A Issue (c) (f)	7.166%	06/10/31	1,293,242
2,726,000	FFCA Secured Lending Corporation- 144A Issue (c) (e)	6.450%	02/18/22	2,575,470
1,290,000	FFCA Secured Lending Corporation- 144A Issue (c) (e)	6.700%	02/18/22	1,207,839
369,975	GMAC Commercial Mortgage Securities (e) (m)	5.940%	07/01/13	368,126
500,000	Hilton Hotel Pool Trust-144A Issue (c) (f)	5.850%	10/03/15	505,029
1,465,000	Hilton Hotel Pool Trust-144A Issue (f)	7.653%	10/03/15	1,537,297
1,513,491	Hometown Commercial Mortgage-144A Issue (e)	5.506%	08/11/16	1,515,956
1,500,000	JPMorgan Chase Commercial Mortgage Securities Corporation-144A Issue (f)	6.221%	10/12/37	1,556,687
375,000	Morgan Stanley Dean Witter Capital- 144A Issue (c) (f)	6.456%	09/15/37	391,206
—	Multi Security Asset Trust-144A Issue (c) (e) (g)	1.059%	11/28/35	768,797
990,000	Multi Security Asset Trust-144A Issue (c) (e)	5.880%	11/28/35	955,090
1,000,000	Nationslink Funding Corporation-144A Issue (f)	5.000%	08/20/30	952,481
1,800,000	Nomura Asset Securities Corporation- 144A Issue (f)	6.000%	03/15/30	1,862,198
1,375,000	Wachovia Bank Commercial Mortgage Trust- 144A Issue (f)	4.942%	11/15/34	1,322,362
				23,726,084
		Total other mortgage-backed securities (cost: $70,699,154)		67,706,444
		Total long-term debt securities (cost: $193,370,492)		188,037,241
Securities Lending Collateral (18.4%)
Commercial Paper (8.0%)
439,680	Atomium Funding Corporation (d)	5.344%	01/16/07	438,783
895,843	Atomium Funding Corporation (d)	5.355%	02/06/07	891,283
1,612,517	Buckingham CDO, LLC	5.351%	01/18/07	1,608,760
537,506	Buckingham CDO III, LLC	5.365%	01/16/07	536,409
1,791,685	Cairn High Grade I, LLC	5.340%	01/12/07	1,789,069
716,674	Cedar Springs Capital Company (d)	5.345%	01/10/07	715,836
1,331,222	Cheyne Finance, LLC	5.343%	01/18/07	1,328,120
1,970,854	Deer Valley Funding, LLC	5.356%	01/30/07	1,962,813
1,791,685	Fountain Square Capital Management Funding (d)	5.326%	01/08/07	1,790,126
227,365	Fountain Square Capital Management Funding (d)	5.351%	01/17/07	226,867
537,506	Hudson-Thames, LLC	5.360%	02/15/07	534,065
1,791,685	KLIO Funding Corporation	5.339%	01/19/07	1,787,242
537,506	St. Germain Holdings, Inc.	5.341%	02/06/07	534,770
1,254,180	World Omni Vehicle Leasing, Inc. (d)	5.338%	01/17/07	1,251,433
				15,395,576
Corporate Notes (4.2%)
1,254,180	American General Finance-144A Issue (c) (f)	5.403%	01/15/08	1,254,644
1,612,517	Genworth Financial Company	5.430%	06/18/07	1,612,517

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Corporate Notes—continued
$1,075,011	Liquid Funding, Ltd. (c)	5.235%	02/20/07	$1,075,065
1,612,517	Liquid Funding, Ltd. (c)	5.450%	04/12/07	1,612,823
895,843	Metropolitan Life Global Funding I- 144A Issue (c) (f)	5.360%	03/06/12	895,977
895,843	Morgan Stanley (c)	5.410%	08/13/10	895,860
716,674	SLM Corporation-144A Issue (c) (f)	5.350%	04/11/12	716,882
				8,063,768
Repurchase Agreement (6.2%)
11,928,737	Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement account; dated 12/29/06, rate 5.362%, due 01/02/07; proceeds $11,935,844 (Collateralized by Corporate Obligations due 01/02/07 – 06/15/07)			11,928,737
		Total securities lending collateral (cost: $35,388,081)		35,388,081

Shares
Short-Term Securities (7.0%)
Investment Companies (7.0%)
3,910,145	American Beacon Funds, current rate 5.240%	3,910,145
8,469,970	BlackRock Provident Institutional TempFund, current rate 5.187%	8,469,970
1,150,298	JPMorgan Prime Money Market Fund, current rate 5.180%	1,150,298
	Total investment companies (cost: $13,530,413)	13,530,413
	Total investments in securities (cost: $242,288,986) (o)	$236,955,735
	Payable upon return of securities loaned (-18.4%)	(35,388,081)
	Liabilities in excess of other assets (-5.0%)	(9,574,246)
	Total net assets (100%)	$191,993,408

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held less than .1% of net assets in foreign securities at December 31, 2006.

(c)  Variable rate security.

(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.8% of the Portfolio's net assets at December 31, 2006.

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

(e)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2006, which includes cost and acquisition date(s), is as follows:

Security:	Acquisition Date(s)	Acquisition Cost
Asset Securitization Corporation†	Various	$578,472
Banco Hipotecario Nacional-144A Issue*	09/06/02	747
Banco Hipotecario Nacional-144A Issue*	Various	399
Banco Hipotecario Nacional-144A Issue*	Various	48,917
Countryplace Manufactured Housing Contract-144A Issue*	06/29/05	1,079,864
FFCA Secured Lending Corporation-144A Issue*	05/14/03	2,384,398
FFCA Secured Lending Corporation-144A Issue*	05/19/03	1,086,220
Global Mortgage Securitization, Ltd.-144A Issue*	11/24/04	1,925,650
GMAC Commercial Mortgage Securities†	Various	354,497
Hometown Commercial Mortgage-144A Issue*	11/28/06	1,528,603
Multi Security Asset Trust-144A Issue*	02/24/05	1,305,288
Multi Security Asset Trust-144A Issue*	02/24/05	976,198
Oakwood Mortgage Investors, Inc.†	Various	953,971
RESI Finance, LP-144A Issue*	06/01/06	915,730
		$13,138,954

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(g)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.

(h)  At December 31, 2006 the total cost of investments issued on a when-issued or forward commitment basis is $10,301,494.

(i)  Partially pledged as initial margin deposit on open futures contracts.

See accompanying Notes to Financial Statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2006, securities with an aggregate market value of $99,689 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 5-Year Treasury Notes	March 2007	113	Short	$63,888	$—
U.S. 10-Year Treasury Notes	March 2007	20	Short	33,650	—
90-Day Eurodollar	March 2007	3	Long	—	11,415
90-Day Eurodollar	June 2007	3	Long	—	9,915
90-Day Eurodollar	September 2007	3	Long	—	8,002
90-Day Eurodollar	December 2007	3	Long	—	6,090
90-Day Eurodollar	March 2008	3	Long	—	4,890
90-Day Eurodollar	June 2008	3	Long	—	3,878
		151		$97,538	$44,190

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Security pledged as collateral for when-issued purchase commitments outstanding as of December 31, 2006.

(l)  Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated rate.

(m)  This security is being fair-valued according to procedures approved by the Board of Directors.

(n)  Securities (or a portion of securities) on loan as of December 31, 2006.

(o)  At December 31, 2006 the cost of securities for federal income tax purposes was $242,402,479. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$1,302,273
Gross unrealized depreciation	(6,749,017)
Net unrealized depreciation	$(5,446,744)

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (99.0%)
Basic Materials (2.9%)
Chemicals (1.3%)
11,493	Air Products and Chemicals, Inc.	$807,728
2,991	Ashland, Inc.	206,917
4,280	Eastman Chemical Company	253,847
9,319	Ecolab, Inc.	421,219
47,918	EI du Pont de Nemours & Company	2,334,086
5,911	Hercules, Inc. (b)	114,141
4,091	International Flavors & Fragrances, Inc.	201,114
8,616	PPG Industries, Inc.	553,233
16,815	Praxair, Inc.	997,634
7,379	Rohm & Haas Company	377,214
3,485	Sigma-Aldrich Corporation	270,854
49,762	The Dow Chemical Company	1,987,494
		8,525,481
Construction (.1%)
4,919	Vulcan Materials Company	442,070
Iron and Steel (.3%)
5,311	Allegheny Technologies, Inc.	481,601
15,739	Nucor Corporation	860,294
6,172	United States Steel Corporation	451,420
		1,793,315
Mining (.6%)
45,117	Alcoa, Inc.	1,353,961
10,248	Freeport-McMoRan Copper & Gold, Inc. (h)	571,121
23,455	Newmont Mining Corporation	1,058,993
10,640	Phelps Dodge Corporation	1,273,821
		4,257,896
Paper and Forest (.6%)
5,400	Bemis Company	183,492
23,713	International Paper Company (h)	808,613

Shares		Market Value(a)
Basic Materials—continued
23,901	Kimberly-Clark Corporation	$1,624,073
9,396	MeadWestvaco Corporation	282,444
9,223	Plum Creek Timber Company, Inc.	367,537
5,542	Temple-Inland, Inc.	255,098
12,323	Weyerhaeuser Company	870,620
		4,391,877
Capital Goods (8.7%)
Aerospace/Defense (2.2%)
21,142	General Dynamics Corporation	1,571,908
6,471	Goodrich Corporation	294,754
6,518	L-3 Communications Holdings, Inc.	533,042
18,572	Lockheed Martin Corporation	1,709,924
17,970	Northrop Grumman Corporation	1,216,569
23,164	Raytheon Company	1,223,059
8,866	Rockwell Automation, Inc.	541,535
8,711	Rockwell Collins, Inc.	551,319
41,195	The Boeing Company	3,659,764
52,287	United Technologies Corporation	3,268,983
		14,570,857
Containers – Metal/Glass (—)
5,431	Ball Corporation	236,792
Electrical Equipment (3.8%)
8,755	American Power Conversion Corporation	267,815
4,733	Cooper Industries, Ltd.	428,005
41,800	Emerson Electric Company	1,842,126
537,015	General Electric Company	19,982,328
42,537	Honeywell International, Inc. (h)	1,924,374
7,376	Molex, Inc.	233,303
21,300	Thermo Electron Corporation (b)	964,677
		25,642,628

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
Engineering/Construction (.4%)
33,891	Caterpillar, Inc.	$2,078,535
4,569	Fluor Corporation	373,059
		2,451,594
Machinery (.3%)
12,060	Deere & Company	1,146,544
15,973	Ingersoll-Rand Company, Ltd. (c)	625,024
6,011	Terex Corporation	388,190
		2,159,758
Manufacturing (1.7%)
38,362	3M Company	2,989,550
12,343	Danaher Corporation	894,127
10,596	Dover Corporation	519,416
7,824	Eaton Corporation	587,895
21,820	Illinois Tool Works, Inc.	1,007,866
9,633	ITT Corporation	547,347
9,283	Leggett & Platt, Inc.	221,864
6,362	Pall Corporation	219,807
6,143	Parker Hannifin Corporation	472,274
4,182	Sealed Air Corporation	271,495
6,566	Textron, Inc.	615,694
103,612	Tyco International, Ltd. (c)	3,149,805
		11,497,140
Trucks and Parts (.1%)
2,723	Cummins, Inc.	321,804
Waste Management (.2%)
13,129	Allied Waste Industries, Inc. (b)	161,355
27,872	Waste Management, Inc.	1,024,854
		1,186,209
Communication Services (4.9%)
Broadcasting (.2%)
40,158	The DIRECTV Group, Inc.	1,001,541
Computer Services & Software (—)
12,759	VeriSign, Inc. (b)	306,854
Publishing (—)
4,386	EW Scripps Company - Class A	219,037

Shares		Market Value(a)
Communication Services—continued
	Telecommunication (1.3%)
6,017	ADC Telecommunications, Inc. (b) (h)	$87,427
23,657	Avaya, Inc. (b)	330,725
4,345	Ciena Corporation (b)	120,400
10,427	Comverse Technology, Inc. (b) (h)	220,114
81,494	Corning, Inc. (b)	1,524,753
10,985	JDS Uniphase Corporation (h)	183,010
125,941	Motorola, Inc.	2,589,347
86,064	Qualcomm, Inc.	3,252,358
23,015	Tellabs, Inc. (b)	236,134
		8,544,268
Telephone (3.4%)
19,465	Alltel Corporation	1,177,243
200,201	AT&T, Inc.	7,157,186
95,027	BellSouth Corporation (h)	4,476,722
5,980	CenturyTel, Inc.	261,087
16,735	Citizens Communications Company (h)	240,482
83,775	Qwest Communications International, Inc. (b)	701,197
150,814	Sprint Nextel Corporation	2,848,876
152,096	Verizon Communications, Inc.	5,664,055
24,838	Windstream Corporation	353,196
		22,880,044
Consumer Cyclical (9.0%)
Auto (.4%)
98,404	Ford Motor Company (h)	739,014
29,402	General Motors Corporation (h)	903,229
10,201	Johnson Controls, Inc.	876,470
9,217	The Goodyear Tire & Rubber Company (b) (h)	193,465
		2,712,178
Building Materials (.1%)
9,001	American Standard Companies, Inc.	412,696
20,536	Masco Corporation	613,410
		1,026,106

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Construction (.1%)
6,158	Centex Corporation (h)	$346,511
Distribution Durables (.1%)
8,836	Genuine Parts Company	419,092
3,810	WW Grainger, Inc.	266,471
		685,563
Entertainment (.1%)
17,704	International Game Technology	817,925
Hardware and Tools (.1%)
3,550	Black & Decker Corporation	283,894
3,038	Snap-On, Inc.	144,730
4,272	The Stanley Works	214,839
		643,463
	Home Builders (.2%)
14,377	DR Horton, Inc.	380,847
4,046	KB Home	207,479
7,166	Lennar Corporation (h)	375,928
10,941	Pulte Homes, Inc.	362,366
		1,326,620
Houseware (.1%)
4,080	Whirlpool Corporation (h)	338,722
Leisure (.4%)
4,795	Brunswick Corporation	152,960
23,211	Carnival Corporation	1,138,500
13,500	Harley-Davidson, Inc.	951,345
8,274	Hasbro, Inc.	225,466
19,869	Mattel, Inc.	450,232
6,828	Sabre Holdings Corporation	217,745
		3,136,248
Lodging – Hotel (.5%)
9,682	Harrah's Entertainment, Inc.	800,895
20,123	Hilton Hotels Corporation	702,293
17,509	Marriott International, Inc.	835,529

Shares		Market Value(a)
Consumer Cyclical—continued
11,045	Starwood Hotels & Resorts Worldwide, Inc.	$690,312
10,322	Wyndham Worldwide Corporation (b)	330,510
		3,359,539
Photography/Imagery (.1%)
14,876	Eastman Kodak Company (h)	383,801
Publishing (.8%)
3,331	Dow Jones & Company, Inc. (h)	126,578
12,207	Gannett Company, Inc.	738,035
2,056	Meredith Corporation	115,856
7,392	New York Times Company (h)	180,069
121,884	News Corporation	2,618,068
18,456	The McGraw-Hill Companies, Inc.	1,255,377
9,944	Tribune Company	306,076
		5,340,059
Retail (5.0%)
16,095	Amazon.com, Inc. (b) (h)	635,109
7,792	AutoNation, Inc. (b)	166,125
2,638	AutoZone, Inc. (b) (h)	304,847
14,721	Bed Bath & Beyond, Inc. (b)	560,870
21,016	Best Buy Company, Inc.	1,033,777
5,647	Big Lots, Inc. (b) (h)	129,429
7,343	Circuit City Stores, Inc.	139,370
23,874	Costco Wholesale Corporation (h)	1,262,218
42,846	CVS Corporation	1,324,370
3,177	Dillards, Inc.	111,100
16,172	Dollar General Corporation	259,722
7,905	Family Dollar Stores, Inc.	231,854
27,359	Federated Department Stores, Inc.	1,043,199
106,322	Home Depot, Inc.	4,269,892
11,695	JC Penney Company, Inc.	904,725
17,078	Kohl's Corporation (b)	1,168,648
17,818	Limited Brands, Inc. (h)	515,653

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
79,331	Lowe's Companies, Inc.	$2,471,161
9,796	Nike, Inc.	970,098
11,913	Nordstrom, Inc.	587,787
14,504	Office Depot, Inc. (b)	553,618
3,917	OfficeMax, Inc.	194,479
7,015	RadioShack Corporation (h)	117,712
4,392	Sears Holding Corporation (b)	737,549
37,646	Staples, Inc.	1,005,148
44,790	Target Corporation	2,555,269
27,449	The Gap, Inc.	535,255
5,870	The Sherwin-Williams Company	373,215
7,051	Tiffany & Company (h)	276,681
23,709	TJX Companies, Inc.	675,232
52,276	Walgreen Company	2,398,946
128,112	Wal-Mart Stores, Inc.	5,916,212
		33,429,270
Service (.6%)
7,111	Convergys Corporation (b)	169,100
60,281	eBay, Inc. (b)	1,812,650
11,600	IAC/Interactivecorp (h)	431,056
22,892	Interpublic Group of Companies, Inc. (b) (h)	280,198
6,721	Monster Worldwide, Inc. (b) (h)	313,467
8,962	Omnicom Group	936,887
8,730	Robert Half International, Inc.	324,058
		4,267,416
Textiles (.3%)
7,087	Cintas Corporation	281,425
19,184	Coach, Inc. (b)	824,144
5,709	Jones Apparel Group, Inc.	190,852
5,347	Liz Claiborne, Inc.	232,381
4,699	VF Corporation	385,694
		1,914,496
Trucks and Parts (.1%)
12,904	Paccar, Inc.	837,470

Shares		Market Value(a)
Consumer Staples (10.6%)
Agriculture Products (.4%)
34,203	Archer-Daniels-Midland Company	$1,093,128
28,313	Monsanto Company	1,487,282
		2,580,410
Beverage (2.0%)
40,097	Anheuser-Busch Companies, Inc.	1,972,772
4,146	Brown-Forman Corporation	274,631
14,375	Coca-Cola Enterprises, Inc.	293,538
10,899	Constellation Brands, Inc. (b) (h)	316,289
2,410	Molson Coors Brewing Company	184,220
7,131	Pepsi Bottling Group, Inc.	220,419
85,547	PepsiCo, Inc.	5,350,965
106,200	The Coca-Cola Company	5,124,150
		13,736,984
Broadcasting (.9%)
25,725	Clear Channel Communications, Inc.	914,266
108,420	Comcast Corporation (b) (f) (h)	4,589,419
13,087	Univision Communications, Inc. (b)	463,542
		5,967,227
Entertainment (1.0%)
40,718	CBS Corporation – Class B	1,269,587
36,429	Viacom, Inc. – Class B (b) (h)	1,494,682
107,759	Walt Disney Company	3,692,901
		6,457,170
Food (1.1%)
11,346	Campbell Soup Company	441,246
26,545	ConAgra Foods, Inc.	716,715
6,947	Dean Foods Company (b)	293,719
17,873	General Mills, Inc.	1,029,485

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples—continued
9,058	Hershey Company	$451,088
17,165	HJ Heinz Company	772,597
13,036	Kellogg Company	652,582
6,858	McCormick & Company, Inc.	264,445
38,907	Sara Lee Corporation	662,586
32,163	Sysco Corporation	1,182,312
13,038	Tyson Foods, Inc.	214,475
11,436	Wm. Wrigley Jr Company	591,470
		7,272,720
Household Products (.3%)
4,884	Avery Dennison Corporation	331,770
7,884	Clorox Company (h)	505,759
7,863	Fortune Brands, Inc.	671,421
14,443	Newell Rubbermaid, Inc. (h)	418,125
6,932	Pactiv Corporation (b)	247,403
		2,174,478
Personal Care (2.0%)
23,159	Avon Products, Inc.	765,173
26,794	Colgate-Palmolive Company	1,748,041
165,081	Procter & Gamble Company	10,609,756
6,620	The Estee Lauder Companies, Inc.	270,228
		13,393,198
Restaurants (.8%)
7,613	Darden Restaurants, Inc.	305,814
64,430	McDonald's Corporation	2,856,182
39,337	Starbucks Corporation (b) (h)	1,393,317
4,969	Wendy's International, Inc.	164,424
13,810	Yum! Brands, Inc.	812,028
		5,531,765
Retail (.4%)
37,375	Kroger Company	862,241
23,090	Safeway, Inc.	797,990
10,725	Supervalu, Inc.	383,419
7,464	Whole Foods Market, Inc.	350,286
		2,393,936

Shares		Market Value(a)
Consumer Staples—continued
Service (.1%)
7,271	Apollo Group, Inc. (b)	$283,351
11,282	RR Donnelley & Sons Company	400,962
		684,313
Tobacco (1.6%)
109,197	Altria Group, Inc.	9,371,287
8,941	Reynolds American, Inc. (h)	585,367
8,389	UST, Inc.	488,240
		10,444,894
Energy (9.8%)
Mining (.1%)
9,463	Consol Energy, Inc.	304,046
13,689	Peabody Energy Corporation	553,173
		857,219
Oil & Gas (8.0%)
23,966	Anadarko Petroleum Corporation	1,043,000
17,174	Apache Corporation	1,142,243
21,667	Chesapeake Energy Corporation	629,426
113,570	ChevronTexaco Corporation	8,350,802
85,739	ConocoPhillips	6,168,921
23,006	Devon Energy Corporation	1,543,242
12,655	EOG Resources, Inc.	790,305
303,852	Exxon Mobil Corporation	23,284,176
14,084	Hess Corporation	698,144
18,313	Marathon Oil Corporation	1,693,953
9,746	Murphy Oil Corporation (h)	495,584
15,595	Nabors Industries, Ltd. (c)	464,419
7,039	Noble Corporation	536,020
44,838	Occidental Petroleum Corporation	2,189,440
5,721	Rowan Companies, Inc.	189,937
6,405	Sunoco, Inc. (h)	399,416
15,233	Transocean, Inc.	1,232,197
31,498	Valero Energy Corporation	1,611,438
19,077	XTO Energy, Inc.	897,573
		53,360,236

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
Oil & Gas Services (1.3%)
16,709	Baker Hughes, Inc. (h)	$1,247,494
15,272	BJ Services Company	447,775
52,383	Halliburton Company	1,626,492
9,148	National Oilwell Varco, Inc. (b) (h)	559,675
61,381	Schlumberger, Ltd.	3,876,824
10,356	Smith International, Inc.	425,321
17,698	Weatherford International, Ltd.	739,599
		8,923,180
Pipelines (.4%)
19,864	Dynegy, Inc. (b)	143,815
36,748	El Paso Corporation	561,509
5,564	Kinder Morgan, Inc.	588,393
4,470	Questar Corporation	371,234
30,977	Williams Companies, Inc.	809,119
		2,474,070
Financial (22.4%)
Banks (6.6%)
233,949	Bank of America Corporation	12,490,537
28,181	BB&T Corporation	1,237,991
8,276	Comerica, Inc. (h)	485,636
9,728	Commerce Bancorp, Inc. New Jersey	343,107
6,793	Compass Bancshares, Inc.	405,202
29,100	Fifth Third Bancorp	1,191,063
6,478	First Horizon National Corporation	270,651
12,289	Huntington Bancshares, Inc. (h)	291,864
20,921	Key Capital Corporation	795,626
4,091	M&T Bank Corporation	499,757
13,264	Marshall & Ilsley Corporation	638,131
21,461	Mellon Financial Corporation (h)	904,581
32,902	National City Corporation	1,202,897
9,775	Northern Trust Corporation	593,245

Shares		Market Value(a)
Financial—continued
15,359	PNC Financial Services Group, Inc.	$1,137,180
37,958	Regions Financial Corporation	1,419,629
17,273	State Street Corporation	1,164,891
18,450	SunTrust Banks, Inc.	1,558,102
16,901	Synovus Financial Corporation	521,058
39,805	The Bank of New York Company, Inc.	1,567,123
91,578	U.S. Bancorp	3,314,208
99,297	Wachovia Corporation	5,654,964
175,876	Wells Fargo & Company	6,254,150
5,552	Zions Bancorporation	457,707
		44,399,300
Commercial Services (.3%)
6,554	Equifax, Inc.	266,092
16,779	H&R Block, Inc.	386,588
12,244	Moody's Corporation	845,571
17,656	Paychex, Inc.	698,118
		2,196,369
Finance – Diversified (3.0%)
62,765	American Express Company	3,807,952
12,605	Ameriprise Financial, Inc.	686,972
21,255	Capital One Financial Corporation	1,632,809
10,371	CIT Group, Inc.	578,391
32,356	Countrywide Financial Corporation (h)	1,373,512
4,683	Federated Investors, Inc.	158,192
10,324	Janus Capital Group, Inc. (h)	222,895
180,720	JPMorgan Chase & Company	8,728,776
11,133	Realogy Corporation (b)	337,553
21,288	SLM Corporation	1,038,216
1,814	The Chicago Mercantile Exchange	924,686
39,911	Western Union Company	894,805
		20,384,759

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Insurance (5.0%)
16,962	ACE, Ltd. (c)	$1,027,388
25,762	Aflac, Inc.	1,185,052
5,594	AMBAC Financial Group, Inc.	498,258
135,436	American International Group, Inc.	9,705,344
16,133	AON Corporation	570,140
21,428	Chubb Corporation	1,133,755
5,413	Cigna Corporation	712,188
9,024	Cincinnati Financial Corporation	408,877
23,089	Genworth Financial, Inc.- Class A	789,875
16,512	Hartford Financial Services Group, Inc.	1,540,735
14,977	Lincoln National Corporation	994,473
23,842	Loews Corporation	988,728
28,709	Marsh & McLennan Companies, Inc.	880,218
7,029	MBIA, Inc.	513,539
39,611	MetLife, Inc.	2,337,445
4,359	MGIC Investment Corporation (h)	272,612
14,046	Principal Financial Group	824,500
24,850	Prudential Financial, Inc.	2,133,621
5,483	Safeco Corporation	342,962
32,557	The Allstate Corporation	2,119,786
39,681	The Progressive Corporation	961,074
35,940	The St. Paul Travelers Companies, Inc.	1,929,619
5,124	Torchmark Corporation	326,706
17,766	UnumProvident Corporation	369,177
9,404	XL Capital, Ltd. (c)	677,276
		33,243,348
Investment Bankers/Brokers (5.1%)
255,985	Citigroup, Inc.	14,258,365
22,182	E*Trade Financial Corporation (b)	497,320
8,696	Franklin Resources, Inc.	958,038

Shares		Market Value(a)
Financial—continued
22,185	Goldman Sachs Group, Inc.	$4,422,580
6,824	Legg Mason, Inc.	648,621
27,614	Lehman Brothers Holdings, Inc.	2,157,206
46,052	Merrill Lynch & Company, Inc.	4,287,441
55,147	Morgan Stanley	4,490,620
13,749	T Rowe Price Group, Inc.	601,794
6,112	The Bear Stearns Companies, Inc.	994,911
53,287	The Charles Schwab Corporation	1,030,571
		34,347,467
Real Estate (.1%)
9,565	CB Richard Ellis Group, Inc.-Class A (b)	317,558
Real Estate Investment Trust – Apartments (.3%)
5,072	Apartment Investment & Management Company	284,133
11,377	Archstone-Smith Trust	662,255
15,177	Equity Residential	770,233
		1,716,621
Real Estate Investment Trust – Diversified (.1%)
6,715	Vornado Realty Trust	815,872
Real Estate Investment Trust – Office Property (.2%)
6,135	Boston Properties, Inc.	686,384
18,263	Equity Office Properties Trust (h)	879,729
		1,566,113
Real Estate Investment Trust – Regional Mall (.2%)
11,537	Simon Property Group, Inc. (h)	1,168,583
Real Estate Investment Trust – Self Storage (.1%)
6,402	Public Storage, Inc.	624,195

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust – Shopping Centers (.1%)
11,775	Kimco Realty Corporation	$529,286
Real Estate Investment Trust – Warehouse/Industrial (.1%)
12,891	ProLogis	783,386
	Savings and Loans (.4%)
18,706	Sovereign Bancorp, Inc.	474,945
49,243	Washington Mutual, Inc. (h)	2,240,064
		2,715,009
U.S. Government Obligations (.8%)
50,797	Fannie Mae	3,016,834
36,143	Freddie Mac	2,454,110
		5,470,944
Health Care (11.5%)
Biotechnology (1.1%)
60,772	Amgen, Inc. (b)	4,151,335
17,563	Biogen Idec, Inc. (b)	863,924
19,403	Celgene Corporation (h)	1,116,255
13,734	Genzyme Corporation (b)	845,740
12,389	Medimmune, Inc. (b) (h)	401,032
2,825	Millipore Corporation (b) (h)	188,145
		7,566,431
Drugs (5.7%)
79,961	Abbott Laboratories	3,894,900
8,010	Allergan, Inc.	959,117
10,007	AmerisourceBergen Corporation	449,915
5,589	Barr Pharmaceuticals, Inc. (b)	280,121
102,459	Bristol-Myers Squibb Company	2,696,721
21,152	Cardinal Health, Inc.	1,362,823
22,168	Caremark Rx, Inc.	1,266,014
51,298	Eli Lilly & Company	2,672,626
7,056	Express Scripts, Inc. (b) (h)	505,210
16,485	Forest Laboratories, Inc. (b)	834,141

Shares		Market Value(a)
Health Care—continued
23,955	Gilead Sciences, Inc. (b)	$1,555,398
8,139	Hospira, Inc. (b)	273,308
12,580	King Pharmaceuticals, Inc. (b) (h)	200,274
15,332	Medco Health Solutions, Inc. (b)	819,342
113,101	Merck & Company, Inc.	4,931,204
10,996	Mylan Laboratories, Inc.	219,480
375,638	Pfizer, Inc.	9,729,024
77,167	Schering-Plough Corporation	1,824,228
5,286	Watson Pharmaceuticals, Inc. (b)	137,594
70,191	Wyeth	3,574,126
		38,185,566
Health Care – Diversified (.1%)
6,531	Laboratory Corporation of America Holdings (b) (h)	479,833
Hospital Management (.1%)
12,433	Health Management Associates, Inc.	262,461
24,484	Tenet Healthcare Corporation (b)	170,653
		433,114
Managed Care (1.4%)
27,194	Aetna, Inc.	1,174,237
8,275	Coventry Health Care, Inc. (b)	414,164
8,710	Humana, Inc. (b)	481,750
3,853	Manor Care, Inc. (h)	180,783
15,419	McKesson Corporation	781,743
70,161	UnitedHealth Group, Inc.	3,769,750
32,329	Wellpoint, Inc. (b)	2,543,969
		9,346,396
Medical Products/Supplies (3.0%)
2,827	Bausch & Lomb, Inc.	147,173
34,129	Baxter International, Inc.	1,583,244
12,864	Becton Dickinson & Company	902,410
12,770	Biomet, Inc.	527,018

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Health Care—continued
61,343	Boston Scientific Corporation (b)	$1,053,873
5,377	CR Bard, Inc.	446,130
151,046	Johnson & Johnson	9,972,057
59,951	Medtronic, Inc.	3,207,978
7,217	Patterson Companies, Inc. (b)	256,276
18,394	St. Jude Medical, Inc. (b)	672,485
15,481	Stryker Corporation	853,158
12,433	Zimmer Holdings, Inc. (b) (h)	974,498
		20,596,300
Special Services (.1%)
8,304	Quest Diagnostics, Inc.	440,112
Technology (14.0%)
Computer Hardware (3.7%)
6,171	Affiliated Computer Services, Inc. (b)	301,392
44,364	Apple Computer, Inc. (b)	3,763,842
118,343	Dell, Inc. (b) (h)	2,969,226
142,690	Hewlett-Packard Company	5,877,401
78,476	International Business Machines Corporation	7,623,943
5,095	Lexmark International, Inc. (b) (h)	372,954
9,262	NCR Corporation (b)	396,043
11,550	Pitney Bowes, Inc.	533,494
11,748	Sandisk Corporation (b)	505,516
183,356	Sun Microsystems, Inc. (b)	993,790
13,212	Symbol Technologies, Inc. (h)	197,387
50,287	Xerox Corporation (b)	852,365
		24,387,353
Computer Networking (2.4%)
316,367	Cisco Systems, Inc. (b)	8,646,310
11,214	Google, Inc. – Class A (b)	5,163,823
29,410	Juniper Networks, Inc. (b) (h)	557,025
63,776	Yahoo!, Inc. (b) (h)	1,628,839
		15,995,997

Shares		Market Value(a)
Technology—continued
Computer Peripherals (.3%)
114,737	EMC Corporation Massachusetts (b)	$1,514,528
19,425	Network Appliance, Inc. (b)	763,014
		2,277,542
Computer Services & Software (4.4%)
30,390	Adobe Systems, Inc. (b)	1,249,637
12,085	Autodesk, Inc. (b)	488,959
28,685	Automatic Data Processing, Inc.	1,412,736
10,691	BMC Software, Inc. (b) (h)	344,250
21,320	CA, Inc.	482,898
9,407	Citrix Systems, Inc. (b)	254,459
7,450	Cognizant Technology Solutions Corporation (b)	574,842
8,957	Computer Sciences Corporation (b)	478,035
18,281	Compuware Corporation (b)	152,281
16,096	Electronic Arts, Inc. (b)	810,595
8,380	Fidelity National Information	335,954
10,338	IMS Health, Inc.	284,088
450,676	Microsoft Corporation	13,457,185
17,583	Novell, Inc. (b)	109,015
208,412	Oracle Corporation (b) (h)	3,572,182
48,837	Symantec Corporation (b) (h)	1,018,252
207,987	Time Warner, Inc. (h)	4,529,957
17,931	Unisys Corporation (b)	140,579
		29,695,904
Electrical Equipment (.1%)
9,533	Jabil Circuit, Inc.	234,035
27,693	Sanmina-SCI Corporation (b)	95,541
47,604	Solectron Corporation (b)	153,285
		482,861
Electrical Instruments (.3%)
21,317	Agilent Technologies, Inc. (b)	742,898

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
9,506	Applera Corporation – Applied Biosystems Group	$348,775
3,441	Harman International Industries, Inc.	343,790
6,359	PerkinElmer, Inc.	141,361
4,267	Tektronix, Inc.	124,468
5,321	Waters Corporation (b)	260,569
		1,961,861
Electronic Components – Semiconductor (2.4%)
28,580	Advanced Micro Devices, Inc. (b)	581,603
18,851	Altera Corporation (b)	370,988
17,817	Analog Devices, Inc.	585,645
72,347	Applied Materials, Inc.	1,334,802
24,361	Broadcom Corporation (b)	787,104
300,388	Intel Corporation	6,082,857
10,384	KLA-Tencor Corporation	516,604
15,574	Linear Technology Corporation	472,204
20,842	LSI Logic Corporation (b)	187,578
16,627	Maxim Integrated Products, Inc.	509,119
39,302	Micron Technology, Inc. (b)	548,656
15,033	National Semiconductor Corporation	341,249
6,406	Novellus Systems, Inc. (b)	220,495
18,522	NVIDIA Corporation (b)	685,499
10,901	PMC - Sierra, Inc. (b) (h)	73,146
8,168	QLogic Corporation (b) (h)	179,043
9,886	Teradyne, Inc. (b)	147,895
77,305	Texas Instruments, Inc.	2,226,384
17,516	Xilinx, Inc. (h)	417,056
		16,267,927
Service – Data Processing (.4%)
26,899	Electronic Data Systems Corporation	741,067
39,811	First Data Corporation	1,015,977

Shares		Market Value(a)
Technology—continued
8,979	Fiserv, Inc. (b)	$470,679
18,163	Intuit, Inc. (b)	554,153
		2,781,876
Transportation (1.7%)
Air Freight (.9%)
15,983	FedEx Corporation	1,736,074
55,928	United Parcel Service, Inc.	4,193,481
		5,929,555
Airlines (.1%)
41,251	Southwest Airlines Company	631,965
Railroads (.7%)
18,714	Burlington Northern Santa Fe Corporation	1,381,280
22,671	CSX Corporation (h)	780,563
20,677	Norfolk Southern Corporation	1,039,846
14,050	Union Pacific Corporation	1,292,881
		4,494,570
Trucking (—)
3,129	Ryder System, Inc. (h)	159,767
Utilities (3.5%)
Electric Companies (3.2%)
8,571	Allegheny Energy, Inc. (b)	393,495
10,738	Ameren Corporation (h)	576,953
20,550	American Electric Power Company, Inc.	875,019
16,262	Centerpoint Energy, Inc. (h)	269,624
11,523	CMS Energy Corporation (b) (h)	192,434
13,378	Consolidated Edison, Inc.	643,080
9,371	Constellation Energy Group, Inc.	645,381
18,405	Dominion Resources, Inc.	1,543,075
9,272	DTE Energy Company	448,858
65,358	Duke Energy Corporation (h)	2,170,539
16,995	Edison International	772,933
10,768	Entergy Corporation	994,102

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Utilities—continued
34,921	Exelon Corporation	$2,161,261
16,630	FirstEnergy Corporation	1,001,292
21,095	FPL Group, Inc.	1,147,990
14,129	NiSource, Inc.	340,509
18,155	PG&E Corporation	859,276
5,153	Pinnacle West Capital Corporation	260,948
19,872	PPL Corporation	712,212
13,215	Progress Energy, Inc.	648,592
13,130	Public Service Enterprise Group, Inc.	871,569
10,863	TECO Energy, Inc.	187,170
34,601	The AES Corporation (b) (h)	762,606
38,718	The Southern Company (h)	1,427,145

Shares		Market Value(a)
Utilities—continued
23,925	TXU Corporation	$1,296,974
21,175	Xcel Energy, Inc. (h)	488,296
		21,691,333
Natural Gas (.2%)
9,105	KeySpan Corporation	374,944
2,343	Nicor, Inc.	109,652
2,047	Peoples Energy Corporation	91,235
13,625	Sempra Energy	762,591
		1,338,422
Telecommunication (.1%)
7,778	Embarq Corporation	408,812
Total common stocks (Cost: $318,127,842)		663,078,659

Principal		Rate	Maturity
Securities Lending Collateral (7.5%)
Commercial Paper (3.3%)
$625,582	Atomium Funding Corporation (e)	5.344%	01/16/07	624,306
1,274,617	Atomium Funding Corporation (e)	5.355%	02/06/07	1,268,129
2,294,311	Buckingham CDO, LLC	5.351%	01/18/07	2,288,965
764,770	Buckingham CDO III, LLC	5.365%	01/16/07	763,210
2,549,234	Cairn High Grade I, LLC	5.340%	01/12/07	2,545,513
1,019,694	Cedar Springs Capital Company (e)	5.345%	01/10/07	1,018,501
1,894,081	Cheyne Finance, LLC	5.343%	01/18/07	1,889,668
2,804,158	Deer Valley Funding, LLC	5.356%	01/30/07	2,792,717
2,549,234	Fountain Square Capital Management Funding (e)	5.326%	01/08/07	2,547,017
323,498	Fountain Square Capital Management Funding (e)	5.351%	01/17/07	322,789
764,770	Hudson-Thames, LLC	5.360%	02/15/07	759,876
2,549,234	KLIO Funding Corporation	5.339%	01/19/07	2,542,912
764,770	St. Germain Holdings, Inc.	5.341%	02/06/07	760,878
1,784,464	World Omni Vehicle Leasing, Inc. (e)	5.338%	01/17/07	1,780,556
				21,905,037
Corporate Notes (1.7%)
1,784,464	American General Finance-144A Issue (d) (g)	5.403%	01/15/08	1,785,124
2,294,311	Genworth Financial Company	5.430%	06/18/07	2,294,311
1,529,541	Liquid Funding, Ltd. (d)	5.235%	02/20/07	1,529,617
2,294,311	Liquid Funding, Ltd. (d)	5.450%	04/12/07	2,294,747
1,274,617	Metropolitan Life Global Funding I-144A Issue (d) (g)	5.360%	03/06/12	1,274,808
1,274,617	Morgan Stanley (d)	5.410%	08/13/10	1,274,643
1,019,694	SLM Corporation-144A Issue (d) (g)	5.350%	04/11/12	1,019,990
				11,473,240

See accompanying Notes to Financial Statements.

Index 500 Portfolio
Investments in Securities – continued

Principal		Market Value(a)
Repurchase Agreement (2.5%)
$16,972,372	Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement account; dated 12/29/06, rate 5.362%, due 01/02/07; proceeds $16,982,483 (Collateralized by Corporate
	Obligations due 01/02/07 – 06/15/07)	$16,97 2,372
	Total securities lending collateral (cost: $50,350,649)	50,350,649

Shares
Short-Term Securities (.9%)
Investment Companies (.9%)

4,500,000	American Beacon Funds, current rate 5.240%	4,500,000
1,364,799	Federated Money Market Obligation Trust – Prime Obligation Fund, current rate 5.197%	1,364,799
	Total investment companies (cost: $5,864,799)	5,864,799
	Total investments in securities (cost: $374,343,290) (i)	$719,294,107
	Payable upon return of securities loaned (-7.5%)	(50,350,649)
	Cash and other assets in excess of liabilities (.1%)	1,032,484
	Total net assets (100%)	$669,975,942

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held 0.9% of net assets in foreign securities at December 31, 2006.

(d)  Variable rate security.

(e)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 1.1% of the Portfolio's net assets at December 31, 2006.

(f)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2006, securities with an aggregate market value of $1,058,250 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Depreciation
S&P 500® EMINI	March 2007	76	Long	$8,608

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(h)  Securities (or a portion of securities) on loan as of December 31, 2006.

(i)  At December 31, 2006 the cost of securities for federal income tax purposes was $378,674,441. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$357,956,497
Gross unrealized depreciation	(17,336,831)
Net unrealized appreciation	$340,619,666

See accompanying Notes to Financial Statements.

Maturing Government Bond 2010 Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Market Value(a)
Long-Term Debt Securities (100.1%)
U.S. Government and Agency Obligations (100.1%)
$717,000	Federal National Mortgage Association Strip (b)	4.720%	05/15/11	$583,302
719,000	Federal National Mortgage Association Strip (b)	4.916%	11/29/09	623,006
1,000,000	Financing Corporation Strip (b)	4.774%	04/05/11	815,881
412,000	Financing Corporation Strip (b)	4.874%	11/02/10	341,662
524,000	Government Trust Certificate (b)	4.824%	11/15/10	434,636
482,000	Government Trust Certificate (b)	4.858%	05/15/10	409,166
475,000	Tennessee Valley Authority (b)	4.981%	04/15/10	403,204
610,000	U.S. Treasury Strip (b)	4.561%	02/15/11	505,313
		Total U.S. government and agency obligations (cost: $3,982,947)		4,116,170
		Total long-term debt securities (cost: $3,982,947)		4,116,170
Shares
Short-Term Security (.3%)
Investment Company (.3%)
11,303	BlackRock Provident Institutional TempFund, current rate 5.187%			11,303
		Total investment company (cost: $11,303)		11,303
		Total investments in securities (cost: $3,994,250) (c)		$4,127,473
		Liabilities in excess of other assets (-.4%)		(14,645)
		Total net assets (100%)		$4,112,828

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2006.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2006.

See accompanying Notes to Financial Statements.

International Bond Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal(b)		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (97.0%)
Australia (11.9%)
Government (11.9%)
4,924,000	Australian Government Bond (AUD)	5.250%	08/15/10	$3,778,761
921,000	Australian Government Bond (AUD)	6.000%	02/15/17	732,125
1,760,000	New South Wales Treasury (AUD)	6.000%	05/01/12	1,367,602
2,050,000	Queensland Treasury Corporation (AUD)	6.000%	06/14/11	1,601,627
				7,480,115
Austria (4.5%)
Government (4.5%)
2,110,000	Republic of Austria (EUR)	5.500%	10/20/07	2,816,187
Belgium (4.4%)
Government (4.4%)
2,141,000	Kingdom of Belgium (EUR)	3.750%	09/28/15	2,772,668
Canada (.3%)
Government (.3%)
181,000	Canadian Government Bond (CAD)	5.750%	06/01/33	195,554
Denmark (4.5%)
Government (4.5%)
2,180,000	Kingdom of Denmark (EUR)	3.125%	10/15/09	2,818,181
France (4.2%)
Government (4.2%)
524,000	France Government Bond (EUR)	4.250%	04/25/19	705,649
1,500,000	French Treasury Note BTAN (EUR)	3.000%	01/12/10	1,927,143
				2,632,792
Germany (5.7%)
Government (5.7%)
2,220,000	Deutsche Bundesrepublik (EUR)	4.000%	07/04/16	2,935,895
448,000	Deutsche Bundesrepublik (EUR)	4.500%	01/04/13	608,124
				3,544,019
Greece (1.5%)
Electric Companies (.2%)
80,000	Public Power Corporation (EUR)	4.500%	03/12/09	105,873
Government (1.3%)
600,000	Hellenic Republic Government Bond (EUR)	6.300%	01/29/09	826,873
				932,746
Ireland (4.4%)
Government (4.4%)
2,130,000	Ireland Government Bond (EUR)	3.250%	04/18/09	2,769,404
Italy (2.5%)
Government (2.5%)
1,200,000	Buoni Poliennali del Tesoro (EUR)	3.500%	09/15/08	1,574,343

See accompanying Notes to Financial Statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Market Value(a)
Japan (13.5%)
Government (13.5%)
467,000,000	Japan Government (JPY)	0.700%	10/15/08	$3,917,018
451,000,000	Japan Government (JPY)	0.800%	12/20/10	3,742,200
94,000,000	Japan Government (JPY)	2.500%	06/20/36	822,993
				8,482,211
Mexico (4.6%)
Government (4.6%)
7,500,000	Mexican Bonos (MXN)	9.000%	12/24/09	725,395
21,270,000	Mexican Bonos (MXN)	9.000%	12/20/12	2,119,496
				2,844,891
Netherlands (4.0%)
Government (4.0%)
1,948,000	Netherlands Government Bond (EUR)	4.000%	01/15/37	2,525,937
Norway (2.6%)
Government (2.6%)
10,000,000	Norwegian Government Bond (NOK)	5.500%	05/15/09	1,646,083
Poland (1.1%)
Government (1.1%)
1,870,000	Poland Government Bond (PLN)	5.750%	03/24/10	661,971
Portugal (2.2%)
Government (2.2%)
1,100,000	Portugal Obrigacoes do Tesouro OT (EUR)	3.850%	04/15/21	1,402,939
Spain (4.3%)
Government (4.3%)
1,400,000	Spain Government Bond (EUR)	4.200%	01/31/15	1,864,942
600,000	Spain Government Bond (EUR)	6.000%	01/31/08	808,446
				2,673,388
Supranational (2.2%)
Supra National Bank (2.2%)
1,130,000	European Investment Bank (EUR)	3.125%	10/15/15	1,390,820
Sweden (4.3%)
Government (4.3%)
2,020,000	Kingdom of Sweden (EUR)	5.000%	01/28/09	2,717,441
United Kingdom (8.2%)
Government (8.2%)
643,000	United Kingdom Gilt (GBP)	4.250%	06/07/32	1,251,840
1,140,000	United Kingdom Gilt (GBP)	4.750%	09/07/15	2,224,240
825,000	United Kingdom Gilt (GBP)	4.750%	03/07/20	1,631,268
				5,107,348

See accompanying Notes to Financial Statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Market Value(a)
United States (6.1%)
U.S. Treasury (6.1%)
$1,000,000	U.S. Treasury Bond	5.375%	02/15/31	$1,071,172
2,848,384	U.S. Treasury Inflation-Indexed Note (c)	2.000%	01/15/16	2,750,249
				3,821,421
		Total long-term debt securities (cost: $58,785,715)		60,810,459
Shares
Short-Term Security (3.4%)
Investment Company (3.4%)
2,149,892	Dreyfus Cash Management, current rate 5.160%			2,149,892
		Total investment company (cost: $2,149,892)		2,149,892
		Total investments in securities (cost: $60,935,607) (d)		$62,960,351
		Liabilities in excess of foreign cash and other assets (-.4%)		(277,063)
		Total net assets (100%)		$62,683,288

Forward Foreign Currency Contracts

On December 31, 2006, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
01/11/07	1,570,762	CAD	1,108,168	EUR	$113,348	$–
01/11/07	2,550,000	CAD	1,681,581	EUR	28,980	–
01/11/07	1,660,000	CAD	1,482,156	USD	55,923	–
01/11/07	1,549,238	EUR	2,350,000	CAD	–	$26,107
01/25/07	4,890,627	AUD	4,161,924	CAD	–	283,086
01/31/07	9,063,564	AUD	7,142,088	USD	–	6,707
01/31/07	3,810,000	CHF	2,390,168	EUR	23,384	–
01/31/07	3,760,000	CHF	2,374,547	EUR	43,896	–
01/31/07	2,525,573	EUR	4,275,719	AUD	33,128	–
01/31/07	2,365,643	EUR	3,760,000	CHF	–	32,123
01/31/07	475,083	EUR	756,000	CHF	–	5,716
01/31/07	2,361,038	EUR	3,760,000	CHF	–	26,034
01/31/07	13,981,440	EUR	2,083,954,600	JPY	–	891,270
01/31/07	1,216,164	EUR	181,310,000	JPY	–	77,198
01/31/07	122,701	EUR	1,792,190	MXN	3,601	–
01/31/07	189,610,000	JPY	1,271,850	EUR	80,749	–
01/31/07	26,320,652	MXN	1,804,008	EUR	–	50,267
01/31/07	7,800,000	MXN	529,226	EUR	–	22,014
01/31/07	10,625,000	NOK	1,283,213	EUR	–	36,790
01/31/07	18,890,000	NOK	2,321,637	EUR	–	12,208
01/31/07	27,637	USD	35,000	AUD	–	32
01/31/07	11,412,380	USD	8,546,519	EUR	–	112,207
01/31/07	440,000	USD	334,822	EUR	2,701	–
02/21/07	2,659,806	EUR	21,970,000	NOK	95,038	–
02/21/07	2,109,148	EUR	17,430,000	NOK	76,750	–

See accompanying Notes to Financial Statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL	Currency to be received – BUY		Unrealized Appreciation		Unrealized Depreciation
03/01/07	583,343	USD	443,553	EUR	$ 3,831	$–
03/15/07	3,351,672	GBP	4,957,361	EUR	806	–
03/15/07	663,528,893	JPY	2,918,792	GBP	84,652	–
03/15/07	1,388,664	USD	160,529,583	JPY	–	25,896
					$646,787	$1,607,655
Forward Foreign Currency Contracts – Currency Legend

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro Dollar

GBP	British Sterling Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

USD	United States Dollar

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)  At December 31, 2006 the cost of securities for federal income tax purposes was $61,024,687. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,018,256
Gross unrealized depreciation	(82,592)
Net unrealized appreciation	$1,935,664

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (95.6%)
Basic Materials (5.9%)
Chemicals (3.2%)
9,704	Airgas, Inc.	$393,206
4,903	Albemarle Corporation	352,035
7,878	Cabot Corporation	343,244
29,939	Chemtura Corporation	288,315
5,204	Cytec Industries, Inc.	294,078
5,324	Ferro Corporation	110,154
4,788	FMC Corporation	366,521
8,558	Lubrizol Corporation	429,013
26,273	Lyondell Chemical Company	671,801
2,398	Minerals Technologies, Inc.	140,978
9,071	Olin Corporation	149,853
14,844	RPM International, Inc. (h)	310,091
5,780	Sensient Technologies Corporation	142,188
5,736	The Scotts Miracle-Gro Company	296,264
12,648	Valspar Corporation	349,591
		4,637,332
Construction (.6%)
6,140	Florida Rock Industries, Inc.	264,327
5,630	Martin Marietta Materials, Inc.	585,013
		849,340
Iron and Steel (.2%)
11,327	Steel Dynamics, Inc.	367,561
Manufacturing (.1%)
3,667	Mine Safety Appliances Company (h)	134,396
Metal Fabrication (.5%)
14,709	Commercial Metals Company	379,492
7,985	Reliance Steel & Aluminum	314,449
		693,941
Paper and Forest (1.3%)
6,957	Bowater, Inc. (h)	156,533
5,570	Glatfelter	86,335
12,965	Louisiana-Pacific Corporation	279,136

Shares		Market Value(a)
Basic Materials—continued
10,140	Packaging Corporation of America	$224,094
4,820	Potlatch Corporation	211,212
9,534	Rayonier, Inc.	391,371
12,408	Sonoco Products Company	472,248
		1,820,929
Capital Goods (8.7%)
Aerospace/Defense (.1%)
853	Sequa Corporation (b)	98,146
Electrical Equipment (.6%)
7,097	Energizer Holdings, Inc. (b)	503,816
7,493	Hubbell, Inc.	338,759
		842,575
Engineering/Construction (1.3%)
5,055	Dycom Industries, Inc. (b)	106,762
4,216	Granite Construction, Inc.	212,149
7,347	Jacobs Engineering Group, Inc. (b)	599,074
14,762	Joy Global, Inc.	713,595
14,745	Quanta Services, Inc. (b) (h)	290,034
		1,921,614
Hardware and Tools (.2%)
4,808	Kennametal, Inc.	282,951
Machinery (.9%)
11,333	AGCO Corporation (b)	350,643
8,364	Graco, Inc.	331,382
5,305	Lincoln Electric Holdings, Inc.	320,528
8,762	Zebra Technologies Corporation (b)	304,830
		1,307,383
Manufacturing (3.3%)
13,168	Ametek, Inc.	419,269
3,870	Carlisle Companies, Inc.	303,795
6,376	Crane Company	233,617
8,643	Donaldson Company, Inc.	299,999
5,838	Federal Signal Corporation	93,642

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
7,232	Flowserve Corporation (b)	$364,999
5,263	Harsco Corporation	400,514
2,860	Lancaster Colony Corporation	126,727
4,188	Nordson Corporation	208,688
12,410	Pentair, Inc.	389,674
10,846	Roper Industries, Inc.	544,903
7,138	SPX Corporation	436,560
4,804	Teleflex, Inc.	310,146
5,996	The Brink's Company	383,264
9,922	Trinity Industries, Inc.	349,254
		4,865,051
Metal Fabrication (1.3%)
16,882	Precision Castparts Corporation	1,321,523
11,710	Timken Company	341,698
9,059	Worthington Industries, Inc.	160,525
		1,823,746
Trucks and Parts (.3%)
9,177	Oshkosh Truck Corporation	444,350
Waste Management (.7%)
14,121	Republic Services, Inc.	574,301
5,521	Stericycle, Inc. (b)	416,836
		991,137
Communication Services (2.1%)
Electrical Defense (.2%)
5,008	DRS Technologies, Inc.	263,821
Telecommunication (1.3%)
7,765	Adtran, Inc.	176,266
19,861	Andrew Corporation (b)	203,178
7,415	CommScope, Inc. (b) (h)	226,009
16,684	Harris Corporation	765,128
5,103	Newport Corporation (b)	106,908
5,920	Plantronics, Inc. (h)	125,504
16,179	Powerwave Technologies, Inc. (b)	104,355
23,947	RF Micro Devices, Inc. (b) (h)	162,600
13,228	UTStarcom, Inc. (b) (h)	115,745
		1,985,693

Shares		Market Value(a)
Communication Services—continued
Telephone (.6%)
30,753	Cincinnati Bell, Inc. (b) (h)	$140,541
12,949	Telephone & Data Systems, Inc.	703,519
		844,060
Consumer Cyclical (14.7%)
Auto (.8%)
8,789	ArvinMeritor, Inc. (h)	160,223
1,397	Bandag, Inc.	70,451
7,159	BorgWarner, Inc.	422,524
8,381	Lear Corporation (h)	247,491
3,982	Modine Manufacturing Company	99,669
4,337	Thor Industries, Inc.	190,785
		1,191,143
Distribution Durables (1.1%)
7,508	CDW Corporation (h)	527,963
15,585	Fastenal Company (h)	559,190
6,749	MSC Industrial Direct Company	264,223
6,697	Tech Data Corporation (b)	253,615
		1,604,991
Entertainment (.3%)
4,448	International Speedway Corporation	227,026
6,324	Macrovision Corporation (b)	178,716
		405,742
Home Builders (1.0%)
4,880	Beazer Homes USA, Inc.	229,409
4,534	Hovnanian Enterprises, Inc. (b)	153,703
4,314	MDC Holdings, Inc. (h)	246,114
5,304	Ryland Group, Inc.	289,704
15,655	Toll Brothers, Inc. (b)	504,561
		1,423,491
Houseware (.1%)
6,012	Furniture Brands International, Inc. (h)	97,575

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Leisure (.2%)
7,735	Callaway Golf Company	$111,461
4,678	Dick's Sporting Goods, Inc.	229,175
		340,636
Lodging — Hotel (.2%)
5,271	Boyd Gaming Corporation	238,829
Office Equipment (.4%)
8,018	Herman Miller, Inc.	291,534
6,048	HNI Corporation	268,592
		560,126
Publishing (1.1%)
10,924	Belo Corporation	200,783
5,707	Lee Enterprises, Inc.	177,259
2,958	Media General, Inc.	109,949
3,205	Scholastic Corporation (b)	114,867
11,815	The Readers Digest Association, Inc.	197,310
797	The Washington Post Company	594,243
5,480	John Wiley & Sons, Inc. — Class A	210,816
		1,605,227
Retail (7.5%)
5,798	99 Cents Only Stores (b)	70,562
10,978	Abercrombie & Fitch Company	764,398
13,092	Advance Auto Parts, Inc.	465,552
6,539	Aeropostale, Inc. (b)	201,859
24,961	American Eagle Outfitters, Inc. (h)	779,033
7,459	American Greetings Corporation	178,046
8,857	AnnTaylor Stores Corporation (b)	290,864
6,365	Barnes & Noble, Inc.	252,754
8,004	BJ's Wholesale Club, Inc. (b)	249,004
7,390	Borders Group, Inc.	165,166
13,289	CarMax, Inc. (b) (h)	712,689
15,338	Charming Shoppes, Inc. (b) (h)	207,523
21,863	Chico's FAS, Inc. (b)	452,345

Shares		Market Value(a)
Consumer Cyclical—continued
11,563	Claire's Stores, Inc.	$383,198
7,526	Coldwater Creek, Inc. (b) (h)	184,538
8,788	Copart, Inc. (b)	263,640
12,763	Dollar Tree Stores, Inc. (b)	384,166
19,361	Foot Locker, Inc.	424,587
9,434	GameStop Corporation (b) (h)	519,908
14,136	O'Reilly Automotive, Inc. (b) (h)	453,200
8,640	Pacific Sunwear of California, Inc. (b) (h)	169,171
8,208	Payless Shoesource, Inc. (b)	269,387
16,879	PetSmart, Inc.	487,128
7,631	Polo Ralph Lauren Corporation	592,623
5,605	Regis Corporation	221,622
17,384	Ross Stores, Inc.	509,351
17,275	Saks, Inc.	307,840
6,222	Timberland Company (b)	196,491
13,931	Urban Outfitters, Inc. (b) (h)	320,831
13,951	Williams-Sonoma, Inc.	438,619
		10,916,095
Service (1.2%)
11,188	Adesa, Inc.	310,467
12,547	Avis Budget Group, Inc.	272,144
4,527	Catalina Marketing Corporation	124,492
5,944	Harte-Hanks, Inc.	164,708
3,627	Rollins, Inc.	80,193
8,318	Scientific Games Corporation (b) (h)	251,453
6,989	Sotheby's	216,799
12,166	Valueclick, Inc. (h)	287,483
		1,707,739
Special Services (.3%)
4,891	Corporate Executive Board Company	428,941
Textiles (.5%)
11,980	Hanesbrands, Inc. (b) (h)	282,968
6,655	Mohawk Industries, Inc. (b) (h)	498,193
		781,161

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples (5.4%)
Beverage (.3%)
7,571	Hansen Natural Corporation (h)	$254,991
7,544	PepsiAmericas, Inc.	158,273
		413,264
Broadcasting (.1%)
3,485	Entercom Communications Corporation	98,207
8,722	Westwood One, Inc.	61,577
		159,784
Food (.8%)
9,098	Hormel Foods Corporation	339,719
12,382	Smithfield Foods, Inc. (b)	317,722
7,004	The JM Smucker Company	339,484
3,230	Tootsie Roll Industries, Inc.	105,621
		1,102,546
Household Products (.4%)
3,128	Blyth, Inc.	64,906
8,115	Church & Dwight Company, Inc.	346,105
7,524	Tupperware Brands Corporation	170,118
		581,129
Personal Care (.1%)
9,939	Alberto-Culver Company	213,192
Restaurants (1.3%)
9,235	Applebees International, Inc.	227,827
4,553	Bob Evans Farms, Inc.	155,804
15,281	Brinker International, Inc.	460,875
3,904	CBRL Group, Inc.	174,743
9,259	OSI Restaurant Partners, Inc. (h)	362,953
7,290	Ruby Tuesday, Inc.	200,038
9,606	The Cheesecake Factory (b)	236,308
		1,818,548

Shares		Market Value(a)
Consumer Staples—continued
Retail (.1%)
4,463	Ruddick Corporation	$123,848
Service (2.2%)
2,974	Banta Corporation	108,254
11,789	Career Education Corporation (b)	292,131
10,740	Corinthian Colleges, Inc. (b) (h)	146,386
7,401	DeVry, Inc. (b)	207,228
4,011	ITT Educational Services, Inc. (b)	266,210
2,576	Kelly Services, Inc.	74,549
5,210	Korn/Ferry International (b)	119,622
6,398	Laureate Education, Inc. (b)	311,135
10,520	Manpower, Inc.	788,264
12,747	MPS Group, Inc. (b)	180,752
8,714	Rent-A-Center, Inc. (b)	257,150
1,787	Strayer Education, Inc.	189,511
8,273	United Rentals, Inc. (b) (h)	210,382
5,947	Valassis Communications, Inc. (b) (h)	86,232
		3,237,806
Tobacco (.1%)
3,151	Universal Corporation	154,431
Energy (7.7%)
Mining (.4%)
17,664	Arch Coal, Inc.	530,450
Natural Gas (.5%)
20,932	Southwestern Energy Company (b)	733,667
Oil & Gas (4.4%)
14,928	Denbury Resources, Inc. (b)	414,849
18,891	ENSCO International, Inc.	945,683
6,810	Forest Oil Corporation (b) (h)	222,551
13,085	Helmerich & Payne, Inc.	320,190
16,044	Newfield Exploration Company (b) (f)	737,222
21,622	Noble Energy, Inc.	1,060,992

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
19,765	Patterson-UTI Energy, Inc. (h)	$459,141
15,253	Pioneer Natural Resources Company	605,392
9,541	Plains Exploration & Production Company (b)	453,484
7,263	Pogo Producing Company	351,820
20,409	Pride International, Inc. (b)	612,270
6,848	Quicksilver Resources, Inc. (b) (h)	250,568
		6,434,162
Oil & Gas Services (1.7%)
13,830	Cameron International Corporation (b)	733,682
8,463	FMC Technologies, Inc. (b)	521,575
15,855	Grant Prideco, Inc. (b)	630,553
12,844	Hanover Compressor Company (b) (h)	242,623
7,175	Tidewater, Inc.	346,983
		2,475,416
Pipelines (.7%)
15,017	Equitable Resources, Inc.	626,960
10,248	National Fuel Gas Company	394,958
		1,021,918
Financial (17.2%)
Auto Finance (.2%)
14,369	AmeriCredit Corporation (b)	361,668
Banks (3.9%)
16,210	Associated Banc-Corp	565,405
6,187	Bank of Hawaii Corporation	333,789
6,446	Cathay General Bancorp	222,451
4,932	City National Corporation	351,158
7,431	Cullen/Frost Bankers, Inc.	414,798
9,962	FirstMerit Corporation	240,483
6,350	Greater Bay Bancorp	167,196

Shares		Market Value(a)
Financial—continued
8,217	Investors Financial Services Corporation (h)	$350,619
15,610	Mercantile Bankshares Corporation	730,392
4,269	SVB Financial Group (b) (h)	199,021
14,007	TCF Financial Corporation (h)	384,072
19,026	The Colonial BancGroup, Inc. (h)	489,729
10,868	Washington Federal, Inc.	255,724
6,986	Webster Financial Corporation	340,358
3,846	Westamerica Bancorporation (h)	194,723
8,512	Wilmington Trust Corporation	358,951
		5,598,869
Commercial Services (.1%)
6,407	Deluxe Corporation	161,456
Finance — Diversified (1.1%)
15,803	Eaton Vance Corporation	521,657
8,816	IndyMac Bancorp, Inc. (h)	398,131
20,183	Leucadia National Corporation	569,161
6,680	Navigant Consulting, Inc. (b)	131,997
		1,620,946
Insurance (5.3%)
8,713	American Financial Group, Inc. (h)	312,884
12,203	Arthur J Gallagher & Company	360,599
14,277	Brown & Brown, Inc.	402,754
8,086	Everest Re Group, Ltd. (c)	793,317
27,413	Fidelity National Title — Class A	654,622
12,022	First American Corporation	489,055
6,345	Hanover Insurance Group, Inc.	309,636
13,832	HCC Insurance Holdings, Inc.	443,869

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
5,355	Horace Mann Educators Corporation	$108,171
4,422	Mercury General Corporation	233,172
7,587	Ohio Casualty Corporation	226,168
28,671	Old Republic International Corporation	667,461
8,699	Protective Life Corporation	413,202
9,964	Radian Group, Inc.	537,159
6,587	Stancorp Financial Group, Inc.	296,744
10,873	The PMI Group, Inc.	512,879
4,964	Unitrin, Inc.	248,746
20,976	WR Berkley Corporation	723,882
		7,734,320
Investment Bankers/Brokers (1.4%)
9,457	AG Edwards, Inc.	598,534
12,570	Jefferies Group, Inc.	337,127
9,794	Nuveen Investments — Class A	508,113
11,264	Raymond James Financial, Inc.	341,412
10,467	Waddell & Reed Financial, Inc.	286,377
		2,071,563
Real Estate Investment Trust — Apartments (.4%)
16,755	United Dominion Realty Trust, Inc.	532,641
Real Estate Investment Trust — Diversified (.5%)
11,248	Liberty Property Trust	552,727
8,180	Longview Fibre Company	179,551
		732,278
Real Estate Investment Trust — Hotels (.5%)
10,740	Hospitality Properties Trust	510,472
4,053	Ventana Medical Systems	174,401
		684,873

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Office Property (.5%)
6,974	Highwoods Properties, Inc.	$284,260
7,788	Mack-Cali Realty Corporation	397,188
		681,448
Real Estate Investment Trust — Regional Mall (.5%)
8,933	The Macerich Company	773,330
Real Estate Investment Trust — Shopping Centers (1.6%)
13,547	Developers Diversified Realty Corporation	852,784
12,848	New Plan Excel Realty Trust	353,063
8,572	Regency Centers Corporation	670,073
9,370	Weingarten Realty Investors	432,051
		2,307,971
Real Estate Investment Trust — Warehouse/Industrial (.5%)
11,111	AMB Property Corporation	651,216
Savings and Loans (.7%)
10,603	Astoria Financial Corporation	319,786
13,775	First Niagara Financial Group, Inc.	204,696
32,309	New York Community Bancorp, Inc. (h)	520,175
		1,044,657
Health Care (10.1%)
Biotechnology (1.6%)
8,440	Affymetrix, Inc. (b)	194,626
8,297	Charles River Laboratories International, Inc. (b)	358,845
5,984	Invitrogen Corporation (b)	338,635
3,905	Martek Biosciences Corporation (b) (h)	91,143
38,060	Millennium Pharmaceuticals, Inc. (b) (h)	414,854

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Health Care—continued
14,333	PDL BioPharma, Inc. (b)	$288,667
15,623	Vertex Pharmaceuticals, Inc. (b) (h)	584,613
		2,271,383
Drugs (2.1%)
7,584	Cephalon, Inc. (b) (h)	533,990
6,844	Medicis Pharmaceutical	240,430
15,105	Omnicare, Inc.	583,506
4,360	Par Pharmaceutical Companies, Inc. (b)	97,533
9,448	Perrigo Company	163,450
12,832	Pharmaceutical Product Development, Inc.	413,447
13,628	Sepracor, Inc. (b)	839,212
11,566	Valeant Pharmaceuticals International	199,398
		3,070,966
Hospital Management (1.2%)
11,833	Community Health Systems, Inc. (b)	432,141
7,135	LifePoint Hospitals, Inc. (b)	240,450
6,625	Psychiatric Solutions, Inc. (b)	248,570
10,949	Triad Hospitals, Inc. (b)	457,997
6,750	Universal Health Services, Inc.	374,152
		1,753,310
Managed Care (.5%)
14,500	Health Net, Inc. (b)	705,570
Medical Products/Supplies (4.0%)
7,366	Advanced Medical Optics, Inc. (b) (h)	259,283
7,748	Beckman Coulter, Inc.	463,330
14,010	Cytyc Corporation (b)	396,483
18,889	Dentsply International, Inc.	563,837
7,127	Edwards Lifesciences Corporation (b) (h)	335,254
6,477	Gen-Probe, Inc. (b)	339,200
11,018	Henry Schein, Inc. (b)	539,662
7,643	Hillenbrand Industries, Inc.	435,116
4,597	Intuitive Surgical, Inc. (b)	440,852
9,459	Resmed, Inc. (b)	465,572
8,039	STERIS Corporation	202,342

Shares		Market Value(a)
Health Care—continued
4,898	Techne Corporation (b) (h)	$271,594
16,057	Varian Medical Systems, Inc. (b)	763,831
10,387	VCA Antech, Inc. (b)	334,358
		5,810,714
Special Services (.7%)
5,303	Apria Healthcare Group, Inc. (b) (h)	141,325
7,960	Covance, Inc. (b) (h)	468,924
11,517	Lincare Holdings, Inc. (b)	458,837
		1,069,086
Technology (13.8%)
Computer Hardware (.5%)
4,341	Imation Corporation	201,553
27,578	Western Digital Corporation (b)	564,246
		765,799
Computer Networking (.7%)
49,335	3COM Corporation (b)	202,767
8,232	Alliance Data Systems Corporation (b) (h)	514,253
11,039	Polycom, Inc. (b)	341,215
		1,058,235
Computer Peripherals (.2%)
6,324	Avocent Corporation (b)	214,067
Computer Services & Software (5.4%)
31,040	Activision, Inc. (b)	535,130
8,502	Acxiom Corporation	218,076
2,461	Advent Software, Inc. (b) (h)	86,849
34,513	Cadence Design Systems, Inc. (b)	618,128
17,306	Ceridian Corporation (b)	484,222
11,011	CheckFree Corporation (b) (h)	442,202
9,922	ChoicePoint, Inc. (b)	390,728
5,830	CSG Systems International (b) (h)	155,836
7,630	Dun & Bradstreet Corporation (b)	631,688
5,044	F5 Networks, Inc. (b) (h)	374,315

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
7,096	Gartner, Inc. (b)	$140,430
17,307	Ingram Micro, Inc. Class A (b)	353,236
19,844	McAfee, Inc. (b)	563,173
20,159	McData Corporation (b)	111,882
10,306	Mentor Graphics Corporation (b) (h)	185,817
10,455	MoneyGram International, Inc.	327,869
7,081	National Instruments Corporation	192,886
12,930	Palm, Inc. (b) (h)	182,184
13,900	Parametric Technology Corporation (b)	250,478
7,874	SEI Investments Company	468,975
5,105	SRA International, Inc. — Class A (b)	136,508
11,334	Sybase, Inc. (b) (h)	279,950
17,550	Synopsys, Inc. (b)	469,112
4,667	Transaction Systems Architects, Inc. (b)	152,004
9,395	Wind River Systems, Inc. (b) (h)	96,299
		7,847,977
Computer Systems (.4%)
8,146	Diebold, Inc.	379,604
9,702	Jack Henry & Associates, Inc.	207,623
		587,227
Electrical Defense (.2%)
4,105	Alliant Techsystems, Inc. (b)	320,970
Electrical Equipment (.6%)
17,734	Gentex Corporation	275,941
10,826	Kemet Corporation (b)	79,030
5,753	Plexus Corporation (b)	137,382
22,946	Vishay Intertechnology, Inc. (b) (h)	310,689
		803,042
Electrical Instruments (.8%)
10,855	Amphenol Corporation	673,878
6,483	Thomas & Betts Corporation (b)	306,516
3,790	Varian, Inc. (b)	169,754
		1,150,148

Shares		Market Value(a)
Technology—continued
Electronic Components — Semiconductor (3.7%)
53,289	Atmel Corporation (b) (h)	$322,398
9,597	Cree, Inc. (b) (h)	166,220
17,900	Cypress Semiconductor Corporation (b) (h)	301,973
15,251	Fairchild Semiconductor International, Inc. (b)	256,369
24,712	Integrated Device Technology, Inc. (b)	382,542
8,976	International Rectifier Corporation (b)	345,845
17,175	Intersil Corporation	410,826
17,725	Lam Research Corporation (b) (h)	897,240
14,243	Lattice Semiconductor Corporation (b)	92,295
20,741	MEMC Electronic Materials, Inc. (b)	811,803
7,092	Micrel, Inc. (b)	76,452
26,844	Microchip Technology, Inc.	877,799
9,061	Semtech Corporation (b)	118,427
6,701	Silicon Laboratories, Inc. (b) (h)	232,190
17,076	Triquint Semiconductor, Inc. (b)	76,842
		5,369,221
Electronics — Computer Distribution (.6%)
15,205	Arrow Electronics, Inc. (b)	479,718
15,877	Avnet, Inc. (b)	405,340
		885,058
Service — Data Processing (.7%)
6,910	DST Systems, Inc. (b) (h)	432,773
7,188	Fair Isaac Corporation	292,192
14,978	The BISYS Group, Inc. (b)	193,366
		918,331
Transportation (3.0%)
Air Freight (1.4%)
21,665	CH Robinson Worldwide, Inc.	885,882

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Transportation—continued
26,517	Expeditors International Washington, Inc.	$1,073,938
		1,959,820
Airlines (.4%)
11,326	Airtran Holdings, Inc. (b) (h)	132,967
4,978	Alaska Air Group, Inc. (b)	196,631
21,858	JetBlue Airways Corporation (b) (h)	310,384
		639,982
Shipping (.3%)
5,241	Alexander & Baldwin, Inc.	232,386
3,722	Overseas Shipholding Group	209,549
		441,935
Transport Services (.2%)
7,105	YRC Worldwide, Inc. (b) (h)	268,072
Trucking (.7%)
5,871	Con-way, Inc.	258,559
6,378	GATX Corporation	276,359
12,886	JB Hunt Transport Services, Inc. (h)	267,642
6,709	Swift Transportation Company, Inc. (b) (h)	176,245
6,194	Werner Enterprises, Inc.	108,271
		1,087,076
Utilities (7.0%)
Electric Companies (5.8%)
14,441	Alliant Energy Corporation	545,437
46,583	Aquila, Inc. (b)	218,940
4,144	Black Hills Corporation	153,079
14,057	DPL, Inc.	390,503
10,898	Duquesne Light Holdings, Inc.	216,325
18,374	Energy East Corporation	455,675
9,989	Great Plains Energy, Inc.	317,650
10,119	Hawaiian Electric Industries, Inc.	274,731
5,340	Idacorp, Inc.	206,391

Shares		Market Value(a)
Utilities—continued
22,501	MDU Resources Group, Inc.	$576,926
19,160	Northeast Utilities	539,546
13,286	NSTAR	456,507
11,337	OGE Energy Corporation	453,480
23,802	Pepco Holdings, Inc.	619,090
9,386	PNM Resources, Inc.	291,905
14,480	Puget Energy, Inc.	367,213
14,491	SCANA Corporation	588,624
27,483	Sierra Pacific Resources (b)	462,539
10,864	Westar Energy, Inc.	282,029
14,552	Wisconsin Energy Corporation	690,638
5,381	WPS Resources Corporation	290,735
		8,397,963
Natural Gas (1.0%)
9,665	AGL Resources, Inc.	376,065
13,710	Oneok, Inc.	591,175
9,479	Vectren Corporation	268,066
6,067	WGL Holdings, Inc.	197,663
		1,432,969
Water Utilities (.2%)
16,431	Aqua America, Inc. (h)	374,298
Total common stocks (Cost: $111,153,211)		138,636,338
S&P Depository Receipts (—)
Investment Bankers/Brokers (—)
400	S&P Depository Receipts	58,456
Total S&P depository receipt (Cost: $53,364)		58,456

See accompanying Notes to Financial Statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Market Value(a)
Securities Lending Collateral (14.4%)
Commercial Paper (6.3%)
$258,872	Atomium Funding Corporation (e)	5.344%	01/16/07	$258,344
527,448	Atomium Funding Corporation (e)	5.355%	02/06/07	524,764
949,407	Buckingham CDO, LLC	5.351%	01/18/07	947,195
316,469	Buckingham CDO III, LLC	5.365%	01/16/07	315,823
1,054,897	Cairn High Grade I, LLC	5.340%	01/12/07	1,053,357
421,959	Cedar Springs Capital Company (e)	5.345%	01/10/07	421,465
783,788	Cheyne Finance, LLC	5.343%	01/18/07	781,962
1,160,387	Deer Valley Funding, LLC	5.356%	01/30/07	1,155,652
1,054,897	Fountain Square Capital Management Funding (e)	5.326%	01/08/07	1,053,979
133,866	Fountain Square Capital Management Funding (e)	5.351%	01/17/07	133,573
316,469	Hudson-Thames, LLC	5.360%	02/15/07	314,444
1,054,897	KLIO Funding Corporation	5.339%	01/19/07	1,052,281
316,469	St. Germain Holdings, Inc.	5.341%	02/06/07	314,858
738,428	World Omni Vehicle Leasing, Inc. (e)	5.338%	01/17/07	736,811
				9,064,508
Corporate Notes (3.3%)
738,428	American General Finance-144A Issue (d) (g)	5.403%	01/15/08	738,701
949,407	Genworth Financial Company	5.430%	06/18/07	949,407
632,938	Liquid Funding, Ltd. (d)	5.235%	02/20/07	632,970
949,407	Liquid Funding, Ltd. (d)	5.450%	04/12/07	949,588
527,448	Metropolitan Life Global Funding I-144A Issue (d) (g)	5.360%	03/06/12	527,528
527,448	Morgan Stanley (d)	5.410%	08/13/10	527,459
421,959	SLM Corporation-144A Issue (d) (g)	5.350%	04/11/12	422,081
				4,747,734
Repurchase Agreement (4.8%)

7,023,325	Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement account; dated 12/29/06, rate 5.362%, due 01/02/07; proceeds $7,027,509 (Collateralized by Corporate Obligations due 01/02/07 – 06/15/07)	7,023,325
	Total securities lending collateral (cost: $20,835,567)	20,835,567
Shares
Short-Term Securities (4.3%)
Investment Companies (4.3%)
5,500,000	American Beacon Funds, current rate 5.240%	5,500,000
755,090	Federated Money Market Obligation Trust – Prime Obligation Fund, current rate 5.197%	755,090
	Total investment companies (cost: $6,255,090)	6,255,090
	Total investments in securities (cost: $138,297,232) (i)	$165,785,451
	Payable upon return of securities loaned (-14.4%)	(20,835,567)
	Other assets in excess of liabilities (.1%)	70,821
	Total net assets (100%)	$145,020,705

See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held .5% of net assets in foreign securities at December 31, 2006.

(d)  Variable rate security.

(e)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.2% of the Portfolio's net assets at December 31, 2006.

(f)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2006, securities with an aggregate market value of $597,350 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Depreciation
S&P Mid-Cap 400® EMINI	March 2007	74	Long	$126,871

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(h)  Securities (or a portion of securities) on loan as of December 31, 2006.

(i)  At December 31, 2006 the cost of securities for federal income tax purposes was $138,789,111. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$32,401,413
Gross unrealized depreciation	(5,405,073)
Net unrealized appreciation	$26,996,340

See accompanying Notes to Financial Statements.

Real Estate Securities Portfolio
Investments in Securities

December 31, 2006

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (98.9%)
Consumer Cyclical (3.2%)
Lodging – Hotel (3.2%)
54,600	Hilton Hotels Corporation	$1,905,540
14,800	Marriott International, Inc.	706,256
32,300	Starwood Hotels & Resorts Worldwide, Inc.	2,018,750
		4,630,546
Financial (95.3%)
Real Estate (5.4%)
137,400	Brookfield Properties Company (c)	5,403,942
15,500	CB Richard Ellis Group, Inc. Class A (b) (g)	514,600
29,168	Forest City Enterprises, Inc.	1,703,411
11,100	Macquarie Infrastructure Company	393,828
		8,015,781
Real Estate Investment Trust – Apartments (19.4%)
75,500	American Campus Communities, Inc.	2,149,485
38,800	Apartment Investment & Management Company	2,173,576
99,200	Archstone-Smith Trust	5,774,432
28,400	Associated Estates Realty Corporation	390,216
35,100	AvalonBay Communities, Inc.	4,564,755
48,200	Camden Property Trust	3,559,570
86,600	Equity Residential	4,394,950
3,600	Essex Property Trust, Inc.	465,300
21,800	Home Properties, Inc. (g)	1,292,086
13,200	Mid-America Apartment Communities, Inc.	755,568
94,975	United Dominion Realty Trust, Inc. (g)	3,019,255
		28,539,193

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust – Diversified (6.8%)
10,900	Cousins Properties, Inc.	$384,443
48,500	Duke Realty Corporation	1,983,650
39,200	Liberty Property Trust	1,926,288
46,400	Vornado Realty Trust	5,637,600
		9,931,981
Real Estate Investment Trust – Health Care (1.2%)
40,200	Ventas, Inc.	1,701,264
Real Estate Investment Trust – Hotels (7.0%)
28,500	Equity Inns, Inc.	454,860
47,000	Highland Hospitality Corporation	669,750
11,900	Hospitality Properties Trust	565,607
226,440	Host Hotels & Resorts, Inc.	5,559,102
39,400	Innkeepers USA Trust	610,700
15,900	LaSalle Hotel Properties	729,015
62,900	Sunstone Hotel Investors, Inc.	1,681,317
		10,270,351
Real Estate Investment Trust – Manfactured Housing (.8%)
20,900	Equity Lifestyle Properties, Inc.	1,137,587
Real Estate Investment Trust – Mortgage (.8%)
26,500	Newcastle Investment Corporation	829,980
24,400	NorthStar Realty Finance Corporation	404,308
		1,234,288
Real Estate Investment Trust – Office Property (16.7%)
17,100	Alexandria Real Estate Equities, Inc.	1,716,840
54,700	American Financial Realty Trust	625,768
97,802	BioMed Realty Trust, Inc.	2,797,137

See accompanying Notes to Financial Statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
48,200	Boston Properties, Inc.	$5,392,616
90,300	Brandywine Realty Trust (g)	3,002,475
35,900	Corporate Office Properties Trust	1,811,873
19,100	HRPT Properties Trust	235,885
13,700	Kilroy Realty Corporation	1,068,600
29,000	Mack-Cali Realty Corporation	$1,479,000
59,000	Maguire Properties, Inc.	2,360,000
30,500	SL Green Realty Corporation	4,049,790
		24,539,984
Real Estate Investment Trust – Regional Mall (13.5%)
36,500	CBL & Associates Properties, Inc.	1,582,275
82,120	General Growth Properties, Inc.	4,289,128
96,700	Simon Property Group, Inc. (g)	9,794,743
32,700	Taubman Centers, Inc.	1,663,122
28,700	The Macerich Company	2,484,559
		19,813,827
Real Estate Investment Trust – Self Storage (4.7%)
59,500	Public Storage, Inc.	5,801,250
56,200	U-Store-It Trust	1,154,910
		6,956,160

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust – Shopping Centers (10.3%)
24,500	Acadia Realty Trust	$612,990
58,900	Developers Diversified Realty Corporation	3,707,755
7,200	Federal Realty Investment Trust	612,000
107,800	Kimco Realty Corporation	4,845,610
68,800	Kite Realty Group Trust	1,281,056
31,000	Regency Centers Corporation	2,423,270
37,600	Weingarten Realty Investors (g)	1,733,736
		15,216,417
Real Estate Investment Trust – Warehouse/Industrial (8.7%)
26,200	AMB Property Corporation	1,535,582
115,000	DCT Industrial Trust, Inc.	1,357,000
35,600	First Potomac Realty Trust (g)	1,036,316
145,976	ProLogis	8,870,962
		12,799,860
Health Care Providers (.4%)
Health Care Facilities (.4%)
12,900	Brookdale Senior Living, Inc.	619,200
Total common stocks (cost: $93,948,580)		145,406,439

Principal		Rate	Maturity
Securities Lending Collateral (5.1%)
Commercial Paper (2.2%)
$93,377	Atomium Funding Corporation (e)	5.344%	01/16/07	93,186
190,255	Atomium Funding Corporation (e)	5.355%	02/06/07	189,286
342,458	Buckingham CDO, LLC	5.351%	01/18/07	341,660
114,153	Buckingham CDO III, LLC	5.365%	01/16/07	113,920
380,509	Cairn High Grade I, LLC	5.340%	01/12/07	379,954
152,204	Cedar Springs Capital Company (e)	5.345%	01/10/07	152,026
282,718	Cheyne Finance, LLC	5.343%	01/18/07	282,060
418,560	Deer Valley Funding, LLC	5.356%	01/30/07	416,852
380,509	Fountain Square Capital Management Funding (e)	5.326%	01/08/07	380,178

See accompanying Notes to Financial Statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Commercial Paper—continued
$48,287	Fountain Square Capital Management Funding (e)	5.351%	01/17/07	$48,181
114,153	Hudson-Thames, LLC	5.360%	02/15/07	113,422
380,509	KLIO Funding Corporation	5.339%	01/19/07	379,565
114,153	St. Germain Holdings, Inc.	5.341%	02/06/07	113,572
266,356	World Omni Vehicle Leasing, Inc. (e)	5.338%	01/17/07	265,773
				3,269,635
Corporate Notes (1.2%)
266,356	American General Finance-144A Issue (d) (f)	5.403%	01/15/08	266,455
342,458	Genworth Financial Company	5.430%	06/18/07	342,458
228,305	Liquid Funding, Ltd. (d)	5.235%	02/20/07	228,317
342,458	Liquid Funding, Ltd. (d)	5.450%	04/12/07	342,523
190,255	Metropolitan Life Global Funding I-144A Issue (d) (f)	5.360%	03/06/12	190,283
190,255	Morgan Stanley (d)	5.410%	08/13/10	190,258
152,204	SLM Corporation-144A Issue (d) (f)	5.350%	04/11/12	152,248
				1,712,542
Repurchase Agreement (1.7%)

2,533,365	Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement account; dated 12/29/06, rate 5.362%, due 01/02/07; proceeds $2,534,874 (Collateralized by Corporate Obligations due 01/02/07 – 06/15/07)	2,533,365
	Total securities lending collateral (cost: $7,515,542)	7,515,542
Shares
Short-Term Security (.2%)
Investment Company (.2%)
343,490	Federated Money Market Obligation Trust-Prime Obligation Fund, current rate 5.197%	343,490
	Total investment company (cost: $343,490)	343,490
	Total investments in securities (cost: $101,807,612) (h)	$153,265,471
	Payable upon return of securities loaned (-5.1%)	(7,515,542)
	Cash and other assets in excess of liabilities (.9%)	1,270,880
	Total net assets (100%)	$147,020,809

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held 3.7% of net assets in foreign securities at December 31, 2006.

(d)  Variable rate security.

(e)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 0.8% of the Portfolio's net assets at December 31, 2006.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

See accompanying Notes to Financial Statements.

Real Estate Securities Portfolio
Investments in Securities – continued

(g)  Securities (or a portion of securities) on loan as of December 31, 2006.

(h)  At December 31, 2006 the cost of securities for federal income tax purposes was $101,906,177. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$51,495,536
Gross unrealized depreciation	(136,242)
Net unrealized appreciation	$51,359,294

See accompanying Notes to Financial Statements.

Advantus Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2006

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio	Maturing Government Bond 2006 Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*†	$458,073,378	$113,463,897	$236,955,735	$719,294,107	$–
Cash in bank on demand deposit	–	–	–	3,574	2,692
Foreign currency in bank on deposit (identified cost: $171,512)	–	–	–	–	–
Receivable for Fund shares sold	167,945	415,235	–	260,518	–
Receivable for investment securities sold (including paydowns)	–	–	–	156,308	–
Dividends and accrued interest receivable	3,016,387	140,017	890,847	944,776	–
Receivable for refundable foreign income taxes withheld	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	–	–
Variation margin receivable	22,047	–	8,813	–	–
Prepaid expenses	18,035	5,753	9,566	33,086	–
Total assets	461,297,792	114,024,902	237,864,961	720,692,369	2,692
Liabilities
Payable for Fund shares repurchased	–	–	7,964	–	–
Payable for investment securities purchased	–	–	–	–	–
Payable for securities purchased on a forward – commitment basis (note 2)	11,537,227	–	10,324,127	–	–
Dividends payable to shareholders	–	453,802	–	–	–
Payable to Advisor	205,132	57,964	109,602	231,603	–
Accrued expenses	55,742	25,744	41,779	113,875	2,692
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	–	–
Variation margin payable	–	–	–	20,300	–
Payable upon return of securities loaned (note 5)	83,422,979	–	35,388,081	50,350,649	–
Total liabilities	95,221,080	537,510	45,871,553	50,716,427	2,692
Net assets applicable to outstanding capital stock	$366,076,712	$113,487,392	$191,993,408	$669,975,942	$–
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$2,370,040	$1,134,895	$1,259,704	$1,460,220	$–
Additional paid-in capital	368,486,147	112,354,563	196,180,448	347,084,633	–
Undistributed (distributions in excess of) net investment income	–	(271)	–	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(2,352,246)	(1,795)	(166,841)	(23,511,120)	–
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(2,427,229)	–	(5,279,903)	344,942,209	–
Total – representing net assets applicable to outstanding capital stock	$366,076,712	$113,487,392	$191,993,408	$669,975,942	–
Net asset value per share of outstanding capital stock	$1.54	$1.00	$1.52	$4.59	$–
* Identified cost	$460,648,515	$113,463,897	$242,288,986	$374,343,290	$–
** Shares outstanding	237,003,961	113,489,458	125,970,357	146,022,036	–
† Including securities on loan of	$80,893,955	$–	$34,234,370	$48,368,879	$–

See accompanying notes to financial statements.

	Maturing Government Bond 2010 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*†	$4,127,473	$62,960,351	$165,785,451	$153,265,471
Cash in bank on demand deposit	–	–	–	22,174
Foreign currency in bank on deposit (identified cost: $171,512)	–	171,722	–	–
Receivable for Fund shares sold	3,736	99,395	250,340	–
Receivable for investment securities sold (including paydowns)	–	–	64,623	1,049,055
Dividends and accrued interest receivable	48	1,118,014	126,151	873,888
Receivable for refundable foreign income taxes withheld	–	38,680	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	646,787	–	–
Variation margin receivable	–	–	–	–
Prepaid expenses	208	3,181	15,536	7,385
Total assets	4,131,465	65,038,130	166,242,101	155,217,973
Liabilities
Payable for Fund shares repurchased	–	–	–	79,884
Payable for investment securities purchased	–	662,161	250,756	446,417
Payable for securities purchased on a forward – commitment basis (note 2)	–	–	–	–
Dividends payable to shareholders	–	–	–	–
Payable to Advisor	4,238	49,032	52,758	122,357
Accrued expenses	14,399	35,994	40,693	32,964
Unrealized depreciation on forward foreign currency contracts held, at value	–	1,607,655	–	–
Variation margin payable	–	–	41,622	–
Payable upon return of securities loaned (note 5)	–	–	20,835,567	7,515,542
Total liabilities	18,637	2,354,842	21,221,396	8,197,164
Net assets applicable to outstanding capital stock	$4,112,828	$62,683,288	$145,020,705	$147,020,809
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$25,583	$454,712	$787,444	$513,424
Additional paid-in capital	3,956,946	61,249,734	117,236,921	95,148,090
Undistributed (distributions in excess of) net investment income	–	960,868	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(2,924)	(1,074,329)	(365,008)	(98,564)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	133,223	1,092,303	27,361,348	51,457,859
Total – representing net assets applicable to outstanding capital stock	$4,112,828	$62,683,288	$145,020,705	$147,020,809
Net asset value per share of outstanding capital stock	$1.61	$1.38	$1.84	$2.86
* Identified cost	$3,994,250	$60,935,607	$138,297,232	$101,807,612
** Shares outstanding	2,558,261	45,471,207	78,744,435	51,342,411
† Including securities on loan of	$–	$–	$19,802,388	$7,248,994

Advantus Series Funds, Inc.

Statements of Operations

Year ended December 31, 2006

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio	Maturing Government Bond 2006 Portfolio
Investment Income
Interest (net of foreign withholding taxes of $41,745 for International Bond Portfolio)	$19,399,810	$5,195,895	$11,969,225	$255,541	$114,777
Dividends (net of foreign withholding taxes of $284 for Index 400 Mid-Cap Portfolio and $15,363 for Real Estate Securities Portfolio)	224,063	–	–	14,575,208	–
Income from securities lending activities	80,273	–	16,710	92,685	23
Total investment income	19,704,146	5,195,895	11,985,935	14,923,434	114,800
Expenses (note 4):
Investment advisory fee	1,393,978	310,681	767,760	967,756	5,782
Rule 12b-1 fees	871,236	258,901	479,850	1,612,926	–
Administrative services fee	34,825	34,825	34,825	34,825	23,189
Custodian fees	8,874	6,295	6,346	41,016	1,548
Audit and accounting services	131,727	83,999	101,913	191,607	52,080
Legal fees	28,201	7,198	12,824	42,976	3,016
Printing and shareholder reports	61,200	18,055	33,896	113,963	968
Director's fees	15,921	4,591	7,845	28,224	46
Insurance	610	–	–	255	–
S&P licensing fee	–	–	–	64,215	–
Other	18,865	6,543	9,189	35,046	2,320
Total expenses	2,565,437	731,088	1,454,448	3,132,809	88,949
Investment income – net	17,138,709	4,464,807	10,531,487	11,790,625	25,851
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(1,544,577)	239	(149,574)	4,825,509	43,876
Foreign currency transactions	–	–	–	–	–
Net increase from litigation payments	–	–	–	–	–
Futures transactions	(525,466)	–	22,879	417,617	–
Net change in unrealized appreciation or depreciation on:
Investments	956,226	–	(564,142)	75,472,251	(60,371)
Translation of assets and liabilities in foreign currency	–	–	–	–	–
Futures transactions	147,908	–	132,801	57,987	–
Net gains (losses) on investments	(965,909)	239	(558,036)	80,773,364	(16,495)
Net increase in net assets resulting from operations	$16,172,800	$4,465,046	$9,973,451	$92,563,989	$9,356

See accompanying notes to financial statements.

	Maturing Government Bond 2010 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $41,745 for International Bond Portfolio)	$241,708	$2,531,108	$302,993	$85,667
Dividends (net of foreign withholding taxes of $284 for Index 400 Mid-Cap Portfolio and $15,363 for Real Estate Securities Portfolio)	–	–	1,769,463	2,956,425
Income from securities lending activities	152	5,333	64,646	31,817
Total investment income	241,860	2,536,441	2,136,818	3,073,909
Expenses (note 4):
Investment advisory fee	11,293	393,729	203,110	894,242
Rule 12b-1 fees	–	164,054	338,517	319,372
Administrative services fee	34,825	34,825	34,825	34,825
Custodian fees	1,575	36,650	14,804	12,520
Audit and accounting services	78,562	103,914	99,591	91,437
Legal fees	121	10,024	13,963	13,133
Printing and shareholder reports	802	11,609	24,162	21,991
Director's fees	182	2,903	6,523	5,986
Insurance	–	–	1,281	1,087
S&P licensing fee	–	–	12,806	–
Other	2,791	4,463	8,287	7,607
Total expenses	130,151	762,171	757,869	1,402,200
Investment income – net	111,709	1,774,270	1,379,233	1,671,709
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(2,924)	(1,297,844)	6,228,692	10,307,466
Foreign currency transactions	–	(1,211,675)	–	–
Net increase from litigation payments	–	–	703	–
Futures transactions	–	–	254,728	–
Net change in unrealized appreciation or depreciation on:
Investments	(102,027)	4,108,749	4,740,529	22,091,901
Translation of assets and liabilities in foreign currency	–	(895,387)	–	–
Futures transactions	–	–	(111,646)	–
Net gains (losses) on investments	(104,951)	703,843	11,113,006	32,399,367
Net increase in net assets resulting from operations	$6,758	$2,478,113	$12,492,239	$34,071,076

Advantus Series Funds, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2006 and December 31, 2005

	Bond Portfolio		Money Market Portfolio		Mortgage Securities Portfolio
	2006	2005	2006	2005	2006	2005
Operations:
Investment income – net	$17,138,709	$14,417,917	$4,464,807	$2,270,232	$10,531,487	$9,961,842
Net realized gains (losses) on investments	(2,070,043)	1,697,520	239	(598)	(126,695)	742,957
Net change in unrealized appreciation or depreciation of investments	1,104,134	(8,373,265)	–	–	(431,341)	(4,811,470)
Net increase in net assets resulting from operations	16,172,800	7,742,172	4,465,046	2,269,634	9,973,451	5,893,329
Distributions to shareholders from:
Investment income – net	–	–	(4,465,078)	(2,271,668)	–	–
Total distributions	–	–	(4,465,078)	(2,271,668)	–	–
Capital share transactions (note 7):
Proceeds from sales	24,133,555	32,801,888	53,636,979	53,110,579	4,471,425	5,983,532
Shares issued as a result of reinvested distributions	–	–	4,297,191	2,100,885	–	–
Payments for redemption of shares	(10,322,530)	(9,387,134)	(41,463,238)	(43,625,830)	(17,745,960)	(52,063,311)
Increase (decrease) in net assets from capital share transactions	13,811,025	23,414,754	16,470,932	11,585,634	(13,274,535)	(46,079,779)
Total increase (decrease) in net assets	29,983,825	31,156,926	16,470,900	11,583,600	(3,301,084)	(40,186,450)
Net assets at beginning of year	336,092,887	304,935,961	97,016,492	85,432,892	195,294,492	235,480,942
Net assets at end of year*	$366,076,712	$336,092,887	$113,487,392	$97,016,492	$191,993,408	$195,294,492
* including (distributions in excess of) undistributed net investment income of	$–	$–	$(271)	$–	$–	$–

**  For the period January 1, 2006 to September 15, 2006. Pursuant to the terms of the prospectus, the Maturing Government
Bond 2006 Portfolio made a liquidating distribution and ceased operations on September 15, 2006. Payments for redemptions of shares includes the liquidating distribution of $2,460,561.

See accompanying notes to financial statements.

	Index 500 Portfolio		Maturing Government Bond 2006 Portfolio
	2006	2005	2006**	2005
Operations:
Investment income – net	$11,790,625	$8,916,978	$25,851	$118,032
Net realized gains (losses) on investments	5,243,126	(3,810,383)	43,876	76,680
Net change in unrealized appreciation or depreciation of investments	75,530,238	22,943,707	(60,371)	(232,930)
Net increase in net assets resulting from operations	92,563,989	28,050,302	9,356	(38,218)
Distributions to shareholders from:
Investment income – net	–	–	–	–
Total distributions	–	–	–	–
Capital share transactions (note 7):
Proceeds from sales	11,610,614	14,792,079	83,183	58,505
Shares issued as a result of reinvested distributions	–	–	–	–
Payments for redemption of shares	(96,072,984)	(44,604,355)	(3,944,974)	(1,745,153)
Increase (decrease) in net assets from capital share transactions	(84,462,370)	(29,812,276)	(3,861,791)	(1,686,648)
Total increase (decrease) in net assets	8,101,619	(1,761,974)	(3,852,435)	(1,724,866)
Net assets at beginning of year	661,874,323	663,636,297	3,852,435	5,577,301
Net assets at end of year*	$669,975,942	$661,874,323	$–	$3,852,435
* including (distributions in excess of) undistributed net investment income of	$–	$–	$–	$–

Advantus Series Funds, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2006 and December 31, 2005

	Maturing Government Bond 2010 Portfolio		International Bond Portfolio
	2006	2005	2006	2005
Operations:
Investment income – net	$111,709	$167,358	$1,774,270	$1,568,030
Net realized gains (losses) on investments and foreign currencies	(2,924)	189,885	(2,509,519)	636,261
Net change in unrealized appreciation or depreciation of investments	(102,027)	(363,889)	3,213,362	(8,358,267)
Net increase (decrease) in net assets resulting from operations	6,758	(6,646)	2,478,113	(6,153,976)
Capital share transactions (note 7):
Proceeds from sales	926,178	614,419	9,792,415	4,928,217
Payments for redemption of shares	(1,822,830)	(2,366,874)	(12,514,130)	(3,381,560)
Increase (decrease) in net assets from capital share transactions	(896,652)	(1,752,455)	(2,721,715)	1,546,657
Total increase (decrease) in net assets	(889,894)	(1,759,101)	(243,602)	(4,607,319)
Net assets at beginning of year	5,002,722	6,761,823	62,926,890	67,534,209
Net assets at end of year*	$4,112,828	$5,002,722	$62,683,288	$62,926,890
* including (distributions in excess of) undistributed net investment income of	$–	$–	$960,868	$(18,782)

See accompanying notes to financial statements.

	Index 400 Mid-Cap Portfolio		Real Estate Securities Portfolio
	2006	2005	2006	2005
Operations:
Investment income – net	$1,379,233	$1,135,404	$1,671,709	$1,487,145
Net realized gains (losses) on investments and foreign currencies	6,484,123	5,041,102	10,307,466	6,583,264
Net change in unrealized appreciation or depreciation of investments	4,628,883	6,489,188	22,091,901	2,933,600
Net increase (decrease) in net assets resulting from operations	12,492,239	12,665,694	34,071,076	11,004,009
Capital share transactions (note 7):
Proceeds from sales	16,143,916	30,653,978	10,874,500	13,629,242
Payments for redemption of shares	(7,264,531)	(6,837,583)	(8,361,431)	(9,606,618)
Increase (decrease) in net assets from capital share transactions	8,879,385	23,816,395	2,513,069	4,022,624
Total increase (decrease) in net assets	21,371,624	36,482,089	36,584,145	15,026,633
Net assets at beginning of year	123,649,081	87,166,992	110,436,664	95,410,031
Net assets at end of year*	$145,020,705	$123,649,081	$147,020,809	$110,436,664
* including (distributions in excess of) undistributed net investment income of	$–	$–	$–	$–

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2006

(1)  Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of eight portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

Pursuant to the terms of its prospectus, the Maturing Government Bond 2006 Portfolio made a liquidating distribution and ceased operations on September 15, 2006.

Effective January 11, 2007, key management figures of Julius Baer Investments Limited (JBIL) entered into an agreement with Julius Baer Holding Limited to conduct a buyout transaction of JBIL, under the new name of Augustus Asset Managers Limited (Augustus). Augustus, led by the current management of JBIL, will continue in the role as sub-advisor for the International Bond Portfolio.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures. A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accreation of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Fund (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 31, 2006. Tax positions of the Portfolios are being evaluated to determine the impact, if any, to the Portfolios. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source.

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2006 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

	Carryover expiring in:
Portfolio 2009	2010	2011	2012	2013	2014
Bond –	–	–	–	–	(2,028,709)
Money Market –	–	–	(1,197)	(598)	–
Index 500 (1,754,203)	(13,217,394)	(1,535,500)	–	(2,681,482)	–
Maturing Government Bond 2010 –	–	–	–	–	(2,924)
International Bond –	–	–	–	–	(985,249)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Accumulated Realized gain (loss)	Additional Paid-in-Capital
Bond	(17,138,709)	–	17,138,709
Mortgage Securities	(10,531,487)	(6,148)	10,537,635
Index 500	(11,790,625)	–	11,790,625
Maturing Government Bond 2010	(111,709)	–	111,709
International Bond	(794,620)	1,731,071	(936,451)
Index 400 Mid-Cap	(1,379,233)	(6,435,505)	7,814,738
Real Estate Securities	(1,671,709)	(10,283,387)	11,955,096

Included in the reclassification adjustments above are $17,138,709, $10,537,635, $11,790,625, $111,709, $936,451, $7,814,738 and $11,955,096 in consent dividends for Bond, Mortgage Securities, Index 500, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2006	2005
Money Market Distributions paid from:
Ordinary Income	$4,465,078	$2,271,668

As of December 31, 2006, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	–	(2,028,709)	(2,750,766)
Money Market	(271)	(1,795)	–
Mortgage Securities	–	–	(5,446,744)
Index 500	–	(19,188,579)	340,619,666
Maturing Government Bond 2010	–	(2,924)	133,223
International Bond	960,868	(985,249)	1,003,223
Index 400 Mid-Cap	–	–	26,996,340
Real Estate Securities	–	–	51,359,294

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than the Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

reinvested in additional shares on an annual basis. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2006, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $11,462,847 and $10,269,144, respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments.

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2006 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$161,958,606	$127,192,711	$162,075,797	$178,729,289
Mortgage Securities	34,454,774	26,121,278	133,763,963	144,384,901
Index 500	23,283,091	95,931,059	–	–
Maturing Government Bond 2006	–	–	–	3,767,652
Maturing Government Bond 2010	–	818,778	804,530	1,016,512
International Bond	123,323,018	129,954,070	18,603,890	14,888,670
Index 400 Mid-Cap	29,150,153	20,040,073	–	–
Real Estate Securities	58,034,394	50,243,087	–	–

*Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

Maturing Government Bond 2006	.25% of net assets

Maturing Government Bond 2010	.25% of net assets

International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Index 400 Mid-Cap	.15% of net assets to $1 billion; .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Augustus Asset Managers Limited (formerly Julius Baer Investments Limited), (the "Sub-Advisor) a registered investment Advisor for the International Bond Portfolio, under which Advantus Capital pays the Sub-Advisor an annual fee of .30% based on average daily net assets. (See Paragraph 3 of Note 1)

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. During 2006, the administrative services fee for each Portfolio was $2,600 per month from January through July, and $3,325 per month from August through December. Effective January 1, 2007, the administrative services fee for each Portfolio is $2,600 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administrative services. In 2006, these fees ranged from .02% to 1.25% of net assets depending on the size and makeup of the portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which reduces a Portfolio's net assets as do other Portfolio expenses. The fees are paid to Securian Financial Services, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

(Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(5)  Securities Lending

To enhance returns, certain portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, 102% collateral for U.S. securities and 105% for foreign securities is required. If at anytime the collateral falls below 100%, brokers are required to fund back to 102% for U.S. securities and 105% for foreign securities. The market value of loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the respective Portfolio on the next business day. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. These risks are mitigated by indemnification clauses in the securities lending contracts with the lending agents.

The value of securities on loan at December 31, 2006 is as follows:

Market Value of Securities on Loan at December 31, 2006
Bond	$80,893,955
Mortgage Securities	34,234,370
Index 500	48,368,879
Index 400 Mid-Cap	19,802,388
Real Estate Securities	7,248,994

Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Portfolio. Wells Fargo Fund Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(6)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2006, investments in securities of Bond and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Mortgage Securities were $15,152,021, and $12,526,678, respectively, which represent 4.1%, and 6.5% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)  Capital Share Transactions

Transactions in shares of the Portfolios for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Bond		Money Market
	2006	2005	2006	2005
Sold	16,144,815	22,486,903	53,636,979	53,110,579
Issued for reinvested distributions	–	–	4,297,191	2,100,885
Redeemed	(6,890,503)	(6,439,810)	(41,463,238)	(43,625,830)
	9,254,312	16,047,093	16,470,932	11,585,634

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Capital Share Transactions – (continued)

	Mortgage Securities		Index 500
	2006	2005	2006	2005
Sold	3,032,470	4,186,437	2,707,701	3,877,799
Redeemed	(12,055,320)	(36,671,690)	(22,915,366)	(11,700,227)
	(9,022,850)	(32,485,253)	(20,207,665)	(7,822,428)
	Maturing Government Bond 2006		Maturing Government Bond 2010
	2006	2005	2006	2005
Sold	59,564	41,844	578,480	380,847
Redeemed	(2,824,036)	(1,248,973)	(1,144,660)	(1,478,701)
	(2,764,472)	(1,207,129)	(566,180)	(1,097,854)
	International Bond		Index 400 Mid-Cap
	2006	2005	2006	2005
Sold	7,237,630	3,539,321	9,168,843	19,946,789
Redeemed	(9,234,326)	(2,442,688)	(4,130,125)	(4,411,609)
	(1,996,696)	1,096,633	5,038,718	15,535,180

	Real Estate Securities
	2006	2005
Sold	4,316,808	6,778,854
Redeemed	(3,352,938)	(4,748,229)
	963,870	2,030,625

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights

Bond Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$1.48	$1.44	$1.37	$1.30	$1.18
Income from investment operations:
Net investment income	.07	.06	.06	.06	.06
Net gains (losses) on securities (both realized and unrealized)	(.01)	(.02)	.01	.01	.06
Total from investment operations	.06	.04	.07	.07	.12
Net asset value, end of year	$1.54	$1.48	$1.44	$1.37	$1.30
Total return (a)	4.66%	2.44%	4.98%	5.35%	10.50%
Net assets, end of year (in thousands)	$366,077	$336,093	$304,936	$286,934	$276,486
Ratios to average net assets:
Expenses	.74%	.75%	.64%	.61%	.61%
Net investment income	4.92%	4.49%	4.42%	4.32%	5.20%
Portfolio turnover rate (excluding short-term securities)	90.2%	131.5%	124.2%	128.4%	140.8%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Money Market Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.04	.02	.01	.01	.01
Total from investment operations	.04	.02	.01	.01	.01
Less distributions:
Dividends from net investment income	(.04)	(.02)	(.01)	(.01)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)	4.36%	2.43%	.74%	.61%	1.28%
Net assets, end of year (in thousands)	$113,487	$97,016	$85,433	$96,069	$163,703
Ratios to average net assets:
Expenses	.71%	.72%	.64%	.60%	.57%
Net investment income	4.31%	2.43%	.75%	.64%	1.26%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$1.45	$1.41	$1.34	$1.29	$1.18
Income from investment operations:
Net investment income	.08	.07	.07	.08	.08
Net gains (losses) on securities (both realized and unrealized)	(.01)	(.03)	-	(.03)	.03
Total from investment operations	.07	.04	.07	.05	.11
Net asset value, end of year	$1.52	$1.45	$1.41	$1.34	$1.29
Total return (a)	5.34%	2.88%	4.81%	4.15%	9.66%
Net assets, end of year (in thousands)	$191,993	$195,294	$235,481	$241,997	$249,802
Ratios to average net assets:
Expenses	.76%	.78%	.65%	.62%	.62%
Net investment income	5.49%	4.93%	4.98%	5.51%	6.41%
Portfolio turnover rate (excluding short-term securities)	89.4%	138.9%	152.2%	83.9%	82.4%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 500 Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$3.98	$3.81	$3.45	$2.70	$3.47
Income from investment operations:
Net investment income	.08	.05	.06	.04	.04
Net gains (losses) on securities (both realized and unrealized)	.53	.12	.30	.71	(.81)
Total from investment operations	.61	.17	.36	.75	(.77)
Net asset value, end of year	$4.59	$3.98	$3.81	$3.45	$2.70
Total return (a)	15.23%	4.43%	10.39%	28.04%	(22.37)%
Net assets, end of year (in thousands)	$669,976	$661,874	$663,636	$586,842	$418,897
Ratios to average net assets:
Expenses	.49%	.50%	.45%	.45%	.43%
Net investment income	1.83%	1.38%	1.59%	1.34%	1.23%
Portfolio turnover rate (excluding short-term securities)	3.6%	5.5%	1.6%	2.8%	7.8%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Maturing Government Bond 2006 Portfolio

	Year ended December 31,
	2006(b)		2005	2004	2003	2002
Net asset value, beginning of period	$1.39		$1.40	$1.40	$1.38	$1.22
Income from investment operations:
Net investment income	.01		.04	.08	.06	.06
Net gains (losses) on securities (both realized and unrealized)	–		(.05)	(.08)	(.04)	.10
Total from investment operations	.01		(.01)	–	.02	.16
Less distributions:
Liquidating distributions	(1.40)		–	–	–	–
Total distributions	(1.40)		–	–	–	–
Net asset value, end of period	$–		$1.39	$1.40	$1.40	$1.38
Total return (a)	.25%		(.78)%	.12%	1.95%	12.99%
Net assets, end of period (in thousands)	$–		$3,852	$5,577	$9,956	$10,650
Ratios to average net assets:
Expenses	2.71	%(c)	2.74%	1.47%	1.00%	.65%
Net investment income	.79	%(c)	2.60%	4.04%	3.95%	4.81%
Expenses without waiver	2.71	%(c)	2.74%	1.47%	1.00%	1.02%
Net investment income without waiver	.79	%(c)	2.60%	4.04%	3.95%	4.44%
Portfolio turnover rate (excluding short-term securities)	59.7%		40.5%	22.8%	12.4%	5.9%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Pursuant to the terms of it's prospectus, the Maturing Government Bond 2006 Portfolio made a liquidating distribution and ceased operations on September 15, 2006.

(c)  Adjusted to an annual basis.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Maturing Government Bond 2010 Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$1.60	$1.60	$1.55	$1.51	$1.27
Income from investment operations:
Net investment income	.04	.05	.06	.07	.05
Net gains (losses) on securities (both realized and unrealized)	(.03)	(.05)	(.01)	(.03)	.19
Total from investment operations	.01	–	.05	.04	.24
Net asset value, end of year	$1.61	$1.60	$1.60	$1.55	$1.51
Total return (a)	.45%	(.03)%	3.31%	2.75%	18.85%
Net assets, end of year (in thousands)	$4,113	$5,003	$6,762	$7,654	$9,359
Ratios to average net assets:
Expenses	2.88%	2.24%	1.62%	1.12%	.65%
Net investment income	2.47%	2.91%	3.53%	3.67%	4.79%
Expenses without waiver	2.88%	2.24%	1.62%	1.12%	1.28%
Net investment income without waiver	2.47%	2.91%	3.53%	3.67%	4.16%
Portfolio turnover rate (excluding short-term securities)	17.8%	14.7%	17.1%	10.5%	19.1%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

International Bond Portfolio

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$1.33	$1.46	$1.31	$1.09	$0.92
Income from investment operations:
Net investment income	–	.03	.03	.03	.05
Net gains (losses) on securities (both realized and unrealized)	.05	(.16)	.12	.19	.12
Total from investment operations	.05	(.13)	.15	.22	.17
Net asset value, end of year	$1.38	$1.33	$1.46	$1.31	$1.09
Total return (a)	3.99%	(8.91)%	11.43%	20.25%	17.94%
Net assets, end of year (in thousands)	$62,683	$62,927	$67,534	$68,312	$53,683
Ratios to average net assets:
Expenses	1.16%	1.15%	1.17%	1.09%	1.24%
Net investment income	2.70%	2.42%	2.20%	2.55%	4.52%
Portfolio turnover rate (excluding short-term securities)	225.7%	317.5%	145.2%	364.8%	304.1%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$1.68	$1.50	$1.29	$0.96	$1.13
Income from investment operations:
Net investment income	.02	.02	.01	.01	–
Net gains (losses) on securities (both realized and unrealized)	.14	.16	.20	.32	(.17)
Total from investment operations	.16	.18	.21	.33	(.17)
Net asset value, end of year	$1.84	$1.68	$1.50	$1.29	$0.96
Total return (a)	9.78%	11.96%	15.73%	34.59%	(15.03)%
Net assets, end of year (in thousands)	$145,021	$123,649	$87,167	$63,758	$41,835
Ratios to average net assets:
Expenses	.56%	.58%	.64%	.61%	.65%
Net investment income	1.02%	1.16%	.56%	.62%	.42%
Portfolio turnover rate (excluding short-term securities)	15.5%	25.5%	16.3%	11.0%	20.0%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Year ended December 31,
	2006	2005(b)	2004	2003	2002
Net asset value, beginning of year	$2.19	$1.97	$1.46	$1.02	$0.96
Income from investment operations:
Net investment income	.07	.06	.03	.03	.03
Net gains (losses) on securities (both realized and unrealized)	.60	.16	.48	.41	.03
Total from investment operations	.67	.22	.51	.44	.06
Net asset value, end of year	$2.86	$2.19	$1.97	$1.46	$1.02
Total return (a)	30.63%	11.08%	35.52%	42.21%	6.97%
Net assets, end of year (in thousands)	$147,021	$110,437	$95,410	$60,664	$33,912
Ratios to average net assets:
Expenses	1.10%	1.12%	1.06%	1.11%	1.00%
Net investment income	1.31%	3.14%	2.13%	2.78%	3.38%
Expenses without waiver	1.10%	1.12%	1.06%	1.11%	1.18%
Net investment income without waiver	1.31%	3.14%	2.13%	2.78%	3.23%
Portfolio turnover rate (excluding short-term securities)	39.7%	34.8%	85.3%	45.4%	70.2%

(a)  Total return figures are based on a share outstanding throughout the year and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Fund Expense Examples

(Unaudited)

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Advantus Series Fund, Inc.
Fund Expense Examples – continued

(Unaudited)

	Account Value
	Beginning of Period July 1, 2006	End of Period December 31, 2006	Expenses Paid During Period*	Expense Ratio During Period*
Bond Portfolio
Actual Return	$1,000.00	$1,050.60	$3.82	0.74%
Hypothetical return before expenses	$1,000.00	$1,021.48	$3.77	0.74%
Money Market Portfolio
Actual Return	$1,000.00	$1,023.13	$3.62	0.71%
Hypothetical return before expenses	$1,000.00	$1,021.63	$3.62	0.71%
Mortgage Securities Portfolio
Actual Return	$1,000.00	$1,049.24	$3.98	0.77%
Hypothetical return before expenses	$1,000.00	$1,021.32	$3.92	0.77%
Index 500 Portfolio
Actual Return	$1,000.00	$1,124.61	$2.62	0.49%
Hypothetical return before expenses	$1,000.00	$1,022.74	$2.50	0.49%
Maturing Government Bond 2010 Portfolio
Actual Return	$1,000.00	$1,025.51	$15.57	3.05%
Hypothetical return before expenses	$1,000.00	$1,009.83	$15.45	3.05%
International Bond Portfolio
Actual Return	$1,000.00	$1,020.40	$6.21	1.22%
Hypothetical return before expenses	$1,000.00	$1,019.36	$6.21	1.22%
Index 400 Mid-Cap Portfolio
Actual Return	$1,000.00	$1,055.27	$2.90	0.56%
Hypothetical return before expenses	$1,000.00	$1,022.38	$2.85	0.56%
Real Estate Securities Portfolio
Actual Return	$1,000.00	$1,163.64	$6.00	1.10%
Hypothetical return before expenses	$1,000.00	$1,019.66	$5.60	1.10%

*  Expenses are equal to the portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advantus Series Fund, Inc.
Proxy Voting and Quarterly Holdings Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Statement Regarding Basis for Approval of New Investment Sub-Advisory Agreement with JBIL

Effective January 11, 2007, the ownership of Julius Baer Investments Limited ("JBIL"), the investment sub-adviser to the International Bond Portfolio (the "Portfolio") of Advantus Series Fund, Inc. (the "Fund"), changed. Specifically, Julius Baer Holdings Ltd., which previously owned JBIL in its entirety, sold a controlling interest in JBIL to Augustus Holding Limited, which is owned by several key members of JBIL's management team. Although the management and organizational structure of JBIL have not changed, the change in ownership of JBIL constituted a change in control which resulted automatically in the assignment and termination of the previous sub-advisory agreement, dated January 27, 2005 (the "2005 Agreement"), between the Portfolio's investment adviser, Advantus Capital Management, Inc. (the "Adviser"), and JBIL. JBIL also changed its name to Augustus Asset Managers Limited (hereafter, "JBIL" is used generally in reference to the Portfolio's sub-adviser, whether named Julius Baer Investments Limited or Augustus Asset Managers Limited).

At a meeting held on November 2, 2006, the Adviser recommended, in contemplation of the change in ownership of JBIL, that the Fund's Board of Directors (the "Board") approve a new Investment Sub-Advisory Agreement between the Adviser and JBIL (the "New Agreement"). At the November 2 meeting, the Board, including a majority of the directors who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved the New Agreement with JBIL, effective as of the date of the change in ownership of JBIL (i.e., January 11, 2007). The Board approved the New Agreement without shareholder approval pursuant to an exemptive order from the Securities and Exchange Commission. The New Agreement was again approved by the Board, including a majority of the directors who are not "interested persons" within the meaning of the 1940 Act, at a Board meeting held on January 24, 2007. The New Agreement is identical in all material respects to the 2005 Agreement, except that the effective date of the New Agreement is different.

The directors receive a wide variety of materials and information throughout each year about the Portfolio's investment performance, adherence to stated investment objectives and strategies, expenses, sales and redemptions, regulatory compliance and management. The directors meet personally with a senior officer of JBIL at least once each year, and have the opportunity to review, discuss and evaluate the portfolio manager's professional experience, credentials and performance. The directors also noted that on July 27, 2006, Edward C. Dove, then the Chief Executive Officer of JBIL (and now President) attended in-person a Fund Board of Directors meeting and made a detailed presentation on the Portfolio and JBIL. Mr. Dove also participated telephonically in the November 2, 2006 Board meeting. The directors also receive frequent updates on industry and regulatory developments and best practices.

The directors also requested and evaluated other information, including a report on JBIL's organization and current staffing, detailed comparative expense and performance information, a report on brokerage allocation practices and related soft dollar arrangements, assurances that the Portfolio is being managed in accordance with its stated investment objectives, policies and limitations, assurances that all disclosures relating to the Portfolio and JBIL reflected in the Fund's registration statement and other reports are complete and accurate, and assurance that the Portfolio and JBIL are operating in full compliance with applicable laws, regulations and exemptive orders. The directors also requested and reviewed a summary of JBIL's code of ethics and overall compliance program.

The directors reviewed the terms of the New Agreement between the Adviser and JBIL and a memorandum from independent legal counsel outlining their legal duties and responsibilities as directors in connection with this review. In reaching their determination with respect to the approval of the New Agreement, the directors met in private session with independent legal counsel at which no representatives of the Adviser, JBIL or their respective affiliates were present.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors. The directors evaluated all information available to them regarding the Portfolio.

Advantus Series Fund, Inc.
Statement Regarding Basis for Approval of New Investment Sub-Advisory Agreement with JBIL – continued

The material factors and conclusions that formed the basis for the directors' approval of the New Agreement (including the appropriateness of the fees payable to JBIL by the Adviser thereunder) were separately discussed by the directors. The directors determined that the overall arrangements between the Portfolio and JBIL, as provided in the New Agreement, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

In preparation for the meeting on November 2, 2006, the directors requested and evaluated extensive materials, including a report prepared by Lipper Analytical Service, Inc. ("Lipper") containing comparisons of the Portfolio's investment management, transfer agency, custodial, audit, non-management, Rule 12b-1 and total expenses with industry peers independently selected by Lipper as well as Lipper peer group comparisons and quintile rankings. The Lipper report indicated that the Portfolio's total expenses were slightly higher than its peer group average but that such Portfolio was less than one-third of the size of the average fund in the peer group. Based on the foregoing information, the directors concluded that, overall, the Portfolio's expenses (which include the sub-advisory fee payable by the Adviser to JBIL in respect of the Portfolio) are not unreasonable.

The directors also reviewed the costs associated with the JBIL transaction (such as the costs of preparing and mailing this information statement) and approved the allocation of such costs between JBIL and the Portfolio.

The directors requested, but did not receive, an analysis of JBIL's profitability in managing the Portfolio, but noted that sub-advisers such as JBIL do not typically disclose this proprietary information, and further noted that the New Agreement (including JBIL's fees) had been negotiated by the Adviser on an arm's length basis.

The directors noted a substantial erosion of relative performance by the Portfolio but noted the Portfolio's much stronger longer-term performance. For example, for the nine months ended September 30, 2006, the Portfolio's total return was in the 71st percentile of the Lipper Universe. For the one and five year periods ended September 30, 2006, the Portfolio's total return was in the 92nd and 45th percentiles of the Lipper Universe. The directors noted that the funds in the Lipper Universe may invest varying amounts in non-investment grade bonds and securities from emerging markets, and in U.S. corporate obligations. U.S. corporate obligations may not be purchased by the Portfolio.

Based on the foregoing factors, the directors concluded that JBIL has provided the Portfolio with high quality advisory services during and prior to the last year.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 8 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Directors

Dianne M. Orbison 1952	President since July 25, 2002 Director since December 28, 2004	President, Chief Investment Officer, Treasurer and Director, Advantus Capital Management, Inc.; Executive Vice President Asset Management, Minnesota Life Insurance Company; Vice President, Minnesota Mutual Companies, Inc.; Senior Vice President, Securian Financial Group, Inc.; Vice President, Securian Holding Company; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); President, Treasurer and Director, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital)

Independent Directors

Ralph D. Ebbott 1927	Director since October 22, 1985 Retired, January 24, 2007	Retired, Vice President and Treasurer of Minnesota Mining and Manufacturing Company (industrial and consumer products) through June 1989

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors — continued

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Dorothy J. Bridges 1955	Director since December 28, 2004	President and Chief Executive Officer, Franklin National Bank of Minneapolis since 1999; member, Franklin National Bancorporation since 1999; member, Federal Reserve Bank's Consumer Advisory Council since 2006

Linda L. Henderson 1949	Director since January 25, 2007	Professional Advisor, Carlson School of Management, University of Minnesota, since 2004; Senior Vice President, Director of Fixed Income Research & Strategies, RBC Dain Rauscher Investments, 1985 to 2004

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers (2)

Gary M. Kliest 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a corporate officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 27, 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Second Vice President, Investment Law and Advantus Compliance Officer, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current Variable Annuity Performance Report (MOA Legend, MOA Classic, MOA Achiever or MOA Advisor), Adjustable Income Annuity Performance Report, Variable Fund D Performance Report, Variable Group Universal Life Portfolio Performance And Historical Policy Values Report and Variable Adjustable Life (VAL, VAL - SD, VAL Horizon, VAL Summit or VAL Survivor) Portfolio Performance And Historical Policy Values Report, respectively.

You should consider the investment objectives, risks, charges and expenses of a Portfolio and the variable insurance product carefully before investing. The Portfolio and variable insurance product prospectuses contain this and other information. Please read the prospectuses carefully before investing.

SECURIAN FINANCIAL SERVICES, INC.

SECURITIES DEALER, MEMBER NASD/SIPC

400 ROBERT STREET NORTH

ST. PAUL, MN 55101-2098

(1.888.237.1838)

A00253-0107

About Minnesota Life

Founded in 1880, Minnesota Life Insurance Company serves millions of people with a wide range of insurance and investment products for individuals, families and businesses. We provide more than $520 billion of life insurance protection and manage more than $27 billion in assets. One of the most highly-rated life insurers in America, we will be there when our clients need us.

Minnesota Life Insurance Company

A Securian Financial Group Affiliate

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD

U.S. POSTAGE PAID

CAROL STREAM, IL

PERMIT NO. 1

CHANGE SERVICE REQUESTED

©2001 Minnesota Life Insurance Company.

All rights reserved.

F38897 Rev 2-2007

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Dorothy J. Bridges, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated

Ms. Bridges as the Audit Committee’s financial expert. Ms. Bridges is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2006	2005
$152,440	$147,600

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2006	2005
-0-	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2006	2005
$16,840	$18,360

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2006	2005
-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)       Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Advantus Series Fund, Inc.

pre-approval of services

Is the KPMG service performed directly for the Fund?
NO
Yes
Is Service related to affiliate under common control – providing on-going service to the Fund?
NO
No Audit Committee Pre-approval required
Yes
Does service relate directly to the operations and financial reporting of the Fund?
NO
Yes
Pre-approval of service on a case by case basis
Is service Audit, Audit Related, Tax Services or Other Non-Audit Services?
Yes
Is service Audit Services?
Yes
Pre-approval annually by Audit Committee
Is service Audit related or Tax Services?
Yes
Is service fee estimate >$20,000 (on an individual project basis)? (1)
NO
Yes
Pre-approval of service by Committee on a case by case basis
Pre-approval of service by Committee Chair on a case by case basis
Is service other Non-Audit Services?
Yes
Is service allowable under applicable SEC rules (not prohibited)?
NO
Service not allowed
Yes
Pre-approval of service by Committee on a case by case basis
(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost > $20,000. For projects with fee estimates < $20,000, Audit Committee Chair pre-approval required. For Projects > $20,000, Audit Committee pre-approval required.

(e)(2)                    None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    No disclosures are required by this Item 4(f).

(g)                                 The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2006	2005
$164,400	$155,900

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”). The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors. The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser. Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style. The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                                  Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1)         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.

By (Signature and Title)	/s/ Dianne M. Orbison
Dianne M. Orbison, President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Dianne M. Orbison
Dianne M. Orbison, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: March 9, 2007